Advanced Series Trust
PROSPECTUS
May 1, 2009

The Fund is an investment vehicle for life insurance companies ("Participating Insurance Companies") writing variable annuity contracts and variable life insurance policies. Each variable annuity contract and variable life insurance policy involves fees and expenses not described in this Prospectus. Please read the Prospectus for the variable annuity contract or variable life insurance policy for information regarding the contract or policy, including its fees and expenses.

The Fund has received an order from the Securities and Exchange Commission permitting its Investment Manager, subject to approval by its Board of Trustees, to change Subadvisers without shareholder approval. For more information, please see this Prospectus under "How the Fund is Managed."
These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

This prospectus discusses the following Portfolios of the Advanced Series Trust:

AST AllianceBernstein Growth & Income Portfolio	AST Mid-Cap Value Portfolio
AST Cohen & Steers Realty Portfolio	AST Money Market Portfolio
AST Federated Aggressive Growth Portfolio	AST QMA US Equity Alpha Portfolio
AST Goldman Sachs Mid-Cap Growth Portfolio	AST Small-Cap Value Portfolio

INTRODUCTION

Table of Contents

4	INTRODUCTION
4	About the Fund and its Portfolios

5	RISK/RETURN SUMMARY
5	Capital Growth Portfolios: Investment Objectives and Principal Strategies
10	Growth and Income Portfolios: Inv Objectives and Principal Strategies
11	Special Equity Portfolios: Investment Objectives and Principal Strategies
12	Fixed Income Portfolios: Investment Objectives and Principal Strategies
13	Principal Risks
22	Introduction to Past Performance
23	Past Performance: Capital Growth Portfolios
28	Past Performance: Growth & Income Portfolios
29	Past Performance: Special Equity Portfolios
30	Past Performance: Fixed Income Portfolios
31	Fees and Expenses of the Portfolios
31	Example

33	MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST
33	Introduction
34	Capital Growth Portfolios: Investment Objectives & Policies
42	Growth and Income Portfolios: Investment Objectives & Policies
43	Special Equity Portfolios: Investment Objectives & Policies
45	Fixed Income: Inv Objectives and Policies

47	MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS
47	Additional Investments & Strategies

51	HOW THE FUND IS MANAGED
51	Board of Trustees
51	Investment Managers
52	Investment Management Fees
53	Investment Subadvisers
55	Portfolio Managers

59	HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS
59	Purchasing and Redeeming Shares of the Portfolios
59	Redemption in Kind
59	Frequent Purchases or Redemptions of Portfolio Shares
60	Net Asset Value
62	Distributor

63	OTHER INFORMATION
63	Federal Income Taxes
63	Monitoring for Possible Conflicts
63	Disclosure of Portfolio Holdings
63	Legal Proceedings
64	Payments to Affiliates

65	FINANCIAL HIGHLIGHTS
65	Introduction

70	APPENDIX IV
70	Description of Certain Debt Securities Ratings

73	APPENDIX V
73	Underlying Trust Portfolio Weights for Core Investment Categories

About the Fund and its Portfolios

This prospectus provides information about the Advanced Series Trust (the Fund), which presently consists of 57 separate portfolios (each, a Portfolio). The Portfolios of the Fund which are discussed in this prospectus are listed on the inside front cover. Each Portfolio is a diversified investment company as defined by the Investment Company Act of 1940 ("the 1940 Act"), unless herein noted otherwise.

AST Investment Services, Inc. (AST) and Prudential Investments LLC (PI), both wholly-owned subsidiaries of Prudential Financial, Inc. (Prudential Financial), serve as overall investment managers of the Fund. Prudential Financial, which is incorporated in the United States, has its principal place of business in the United States. Neither Prudential Financial nor any of its subsidiaries are affiliated in any manner with Prudential plc, a company incorporated in the United Kingdom. AST and PI (together, the Investment Managers) have retained one or more subadvisers, each a Subadviser, to manage the day-to-day investment of the assets of each Portfolio in a multi-manager structure. More information about the Investment Managers, the Subadvisers and the multi-manager structure is included in "How the Fund is Managed" later in this Prospectus.

The Fund offers one class of shares in each Portfolio. Shares of the Portfolios of the Trust are sold only to separate accounts of Prudential Annuities Life Assurance Corporation, The Prudential Insurance Company of America, Pruco Life Insurance Company, Pruco Life Insurance Company of New Jersey, Prudential Retirement Insurance and Annuity Company, Pramerica of Bermuda Life Assurance Company, Ltd. (collectively, Prudential), and Kemper Investors Life Insurance Company as investment options under variable life insurance and variable annuity contracts (the Contracts). (A separate account keeps the assets supporting certain insurance contracts separate from the general assets and liabilities of the insurance company).

Not every Portfolio is available under every Contract. The prospectus for each Contract lists the Portfolios currently available through that Contract. Each vairable annuity contract and vairable life insurance policy involves fees and expenses not described in this Prospectus.

The Risk/Return Summary which follows highlights key information about each Portfolio. Additional information follows this summary and is also provided in the Fund's Statement of Additional Information (SAI).

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RISK/RETURN SUMMARY

Capital Growth Portfolios: Investment Objectives and Principal Strategies

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national securities exchanges, NASDAQ stock exchange and the over-the-counter market. Small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index (which had a market capitalization range of $3.64 million to $3.468 billion as of January 31, 2009) or the Standard & Poor's SmallCap 600 Index (which had a market capitalization range of $21.87 million to $2.221 billion as of January 31, 2009). Such definition will be applied at the time of investment, and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities. When investing in foreign securities, the Portfolio's subadivser may emphasize investment in a particular country or group of countries which may subject the Fund to risks of investing in such country or group of countries and/or emerging market risks to a greater extent than if the Portfolio's foreign security exposure was diversified over a greater number of countries.

Federated Equity Management Company of Pennsylvania ("Federated Equity") manages the Portfolio's assets. This Subadviser is led by the Federated Kaufmann Team ("Kaufmann"). Kaufmann's process for selecting investments is bottom-up and growth oriented. There is an emphasis on individual stock selection rather that trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheets. Typically, Federated Equity sells an individual security when the company fails to meet expectations, there is a deterioration of underlying fundamentals or the immediate and long-term prospects became poor.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  smaller company risk

AST Small-Cap Value Portfolio
Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. As of March 31, 2009, the market capitalization range of the Russell 2000® Value Index was $2 million to $3.047 million. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus. Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

J.P. Morgan Investment Management, Inc. ("J.P. Morgan") follows a four-step process. The investment process starts with a disciplined quantitative ranking methodology that identifies stocks in each economic sector that have positive trends in price momentum with attractive relative valuations. We then use a quadratic optimization to create a portfolio of well-diversified, compensated risks that seeks to deliver consistent returns. For each trade suggested by the optimization, the portfolio managers do in-depth fundamental research to ensure that the trade meets the original investment thesis (strong momentum with good relative value). Finally, sophisticated trading techniques are designed to effect trading in a cost-effective manner.

Lee Munder Investments, Ltd. ("Lee Munder") seeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, the Subadviser generally looks to the following: (1) Low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) Low stock price relative to a company's underlying asset values; (3) A sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge Advisors, LLC ("ClearBridge") emphasizes individual security selection while spreading the Fund's investments among industries and sectors. The Subadviser uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. The Subadviser uses quantitative parameters to select a universe of smaller capitalized companies that fit the Fund's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. The Subadviser also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman Value Management, L.L.C. ("Dreman") seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach. Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge. Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's

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only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

Principal Risks:

  common and preferred stocks risk

  company risk

  derivatives risk

  foreign investment risk

  initial public offering risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

  real estate risk

  smaller company risk

AST Goldman Sachs Mid-Cap Growth Portfolio
Investment Objective: to seek long-term growth of capital.

The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The Portfolio pursues its objective by investing primarily in equity securities selected for their long-term growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. As of March 31, 2009, the average weighted market capitalization of the companies in the Russell Midcap® Growth Index was $5.492 billion and the median market capitalization was $2.422 billion. The Subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Goldman Sachs Asset Management, L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  growth stock risk

  initial public offering risk

  investment style risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  portfolio turnover risk

AST Mid-Cap Value Portfolio
Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in the equity securities of mid-cap companies. For purposes of the Portfolio, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12-months based on month-end data. The market capitalization range of the Russell Midcap® Value Index changes constantly, but as of January 31, 2009, the range was from $8.5 million to $13.85 billion.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manger structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the

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Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, 80% of its net assets in the equity securities of mid-cap companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's investment objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below.

WEDGE Capital Management, LLP ("WEDGE") normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial quality parameters. WEDGE's research analysts employ comprehensive, qualitative, and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the Portfolio are reviewed and approved by the firm's Investment Policy Committee. The decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNEST Partners, LLC ("EARNEST") normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the Subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Subadviser screens the relevant universe and selects for an in-depth fundamental review those companies exhibiting the set of characteristics that it believes indicate outperformance. The screening process allows the Subadviser to review many companies and focus on those it considers the best prospects.

Next, the approximately 150 companies identified in the screening process that appear to have superior financial and market characteristics are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The Subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The Subadviser uses a statistical approach called downside deviation to measure and then seeks to constrain the likelihood of significantly underperforming the benchmark. Using this information, the Subadviser seeks to select investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks. This Subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. As of January 31, 2009, WEDGE was responsible for managing approximately 51% of the Portfolio's assets and EARNEST was responsible for managing approximately 49% of the Portfolio's assets.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  leveraging risk

  liquidity risk

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  management risk

  market risk

  mid-cap risk

  stock selection risk

  value style risk

AST QMA US Equity Alpha Portfolio
Investment Objective: Long-term capital appreciation.

The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The Portfolio normally invests (takes long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers. For purposes of this non-fundamental investment policy, U.S. issuers are issuers whose primary listing is on a securities exchange or market inside the United States.

By employing this long/short strategy, the Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000® Index is composed of stocks representing more than 90% of the market cap of the U.S. market and includes the largest 1000 securities in the Russell 3000® Index.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Quantitative Management Associates LLC.

Principal Risks:

  borrowing risk

  derivatives risk

  hedging risk

  leverage risk

  liquidity risk

  market risk

  portfolio turnover risk

  selection risk

  short sales risk

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Growth and Income Portfolios: Inv Objectives and Principal Strategies

AST AllianceBernstein Growth & Income Portfolio
Investment Objective: long-term growth of capital and income.

The Portfolio will invest, under normal circumstances, in common stocks (and securities convertible into common stocks).

The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the largest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on the team's multifactor valuation model) to populate the portfolio with securities it believes are attractively valued.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by AllianceBernstein L.P.

Principal Risks:

  company risk

  derivatives risk

  foreign investment risk

  management risk

  market risk

  portfolio turnover risk

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Special Equity Portfolios: Investment Objectives and Principal Strategies

AST Cohen & Steers Realty Portfolio
Investment Objective: to maximize total return through investment in real estate securities.

The Portfolio will invest, under normal circumstances, at least 80% of its net assets in securities of real estate related issuers. Under normal circumstances, the Portfolio will invest substantially all of its assets in the equity securities of real estate companies. Such equity securities will consist of common stocks, rights or warrants to purchase common stocks, securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

For purposes of the Portfolio's investment policies, a "real estate company" is one that derives at least 50% of its revenues from the ownership, construction, financing, management or sale of real estate or that has at least 50% of its assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies. Real estate companies may include real estate investment trusts ("REITs"). REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests.

The Portfolio is non-diversified for purposes of the 1940, which means that it may invest more than 5% of its assets in the securities of any one issuer.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. This Portfolio is advised by Cohen & Steers Capital Management, Inc.

Principal Risks:

  company risk

  credit risk

  derivatives risk

  foreign investment risk

  industry/sector risk

  leveraging risk

  liquidity risk

  management risk

  market risk

  non-diversification risk

  real estate risk

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Fixed Income Portfolios: Investment Objectives and Principal Strategies

AST Money Market Portfolio
Investment Objective: to seek high current income and maintain high levels of liquidity.

The Portfolio will invest in high-quality, short-term, U.S. dollar denominated corporate, bank and government obligations. Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

(1) rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
(2) rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
(3) if unrated, of comparable quality as determined by the Fund's investment adviser.

While we make every effort to achieve our objective, we can't guarantee success and it is possible that you could lose money. An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC). Although the Portfolio seeks to maintain a net asset value of $1 per share, it is possible to lose money by investing in the Portfolio.

This Portfolio is advised by Prudential Investment Management, Inc.

Principal Risks

  credit risk

  market risk

  interest rate risk

  U.S. government and agency securities risk

  management risk

  liquidity risk

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Principal Risks

Although we try to invest wisely, all investments involve risk. Like any mutual fund, an investment in a Portfolio could lose value, and you could lose money. The principal risks of investing in each Portfolio, as identified in the Risk/Return Summary, are summarized below.

Certain additional principal risks associated with investing in the Asset Allocation Portfolios are discussed separately, in the following section entitled "Principal Risks--Asset Allocation Portfolios"

Asset Transfer Program Risk. Each Portfolio may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) requires contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, Prudential will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts between the Permitted Sub-Accounts and the Portfolios as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable. The asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause Prudential to transfer some or all of such contract owner's account value to a Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Portfolios.

Such asset transfers may, however, result in large-scale asset flows into and out of the Portfolios and subject the Portfolios to certain risks. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the Subadviser's ability to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high operating expense ratios for the Portfolios compared to other similar funds. For more information on the Asset Transfer Programs, please see "Risk/Return Summary—Principal Risks of the Portfolios—Special Risks Relating to Asset Transfer Programs" herein.

For more information on the relevant living benefit programs and asset transfer programs, please see your contract prospectus.

The AST Dynamic Asset Allocation Portfolios and the AST Tactical Asset Allocation Portfolios (together, the Funds of Funds) are structured as "fund-of-funds." This means that each Fund of Funds invests primarily or exclusively in other Portfolios of the Fund that are not operated as "funds-of-funds." The Portfolios in which the Funds of Funds invest are referred to as Underlying Portfolios. Transactions by the Funds of Funds in Underlying Portfolio shares are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, including significant purchases and redemptions caused by the above-referenced asset transfer programs, or (iv) respond to changes required by the underlying contracts (as describe in more detail below). These transactions by the Funds of Funds in Underlying Portfolio shares may be disruptive to the management of an Underlying Portfolio because such transactions may: (i) cause the Underlying Portfolio to sell portfolio securities at inopportune times or to borrow money on a temporary basis in order to have the cash necessary to pay redemption requests initiated by the Funds of Funds, hurting the investment performance of the Underlying Portfolios (and the Funds of Funds as well), (ii) make it difficult for the Subadvisers for the Underlying Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs. In addition, because a Fund of Funds may own a substantial portion of an Underlying Portfolio, a large-scale redemption initiated by one or more Funds of Funds could cause an Underlying Portfolio's expense ratio to increase as such portfolio's fixed costs would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on the relevant Funds of Funds and Underlying Portfolios.

Asset-backed securities risk.Asset-backed securities are fixed income securities that represent an interest in an underlying pool of assets, such as credit card receivables. Like traditional fixed-income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment. In a period of declining interest rates, borrowers may pay what they owe on the underlying assets more quickly than anticipated. Prepayment reduces the yield to maturity and the average life of the asset-backed securities. In addition, when a Portfolio reinvests the proceeds of a prepayment it may receive a lower interest rate. Asset-backed securities may also be subject to extension risk, that is, the risk that, in a period of rising interest rates, prepayments may occur at a slower rate than expected. As a result, the

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average duration of the portfolio of a Portfolio may increase. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities.

Borrowing risk. A Portfolio may borrow money from banks for investment purposes, and invest the proceeds of such loans, as permitted under the Investment Company Act of 1940, as amended (the 1940 Act). Under the 1940 Act, a Portfolio may borrow from a bank up to one-third of its total assets (including the amount borrowed). When a Portfolio borrows money for investment purposes or otherwise leverages its portfolio, any increase or decrease in the Portfolio's NAV is exaggerated by the use of leverage. Leverage risks are described below.

Commodity risk. A Portfolio's investments in commodity-linked derivative instruments may subject the Portfolio to greater volatility than investments in traditional equity and debt securities. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, acts of terrorism, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments.

Common and preferred stocks risk. Each Portfolio may invest in common and preferred stocks. Common and preferred stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on the company's income for purposes of receiving dividend payments and on the company's assets in the event of liquidation. Common and preferred stocks can experience sharp declines in value over short or extended periods of time, regardless of the success or failure of a company's operations. Stocks can decline for many reasons, including due to adverse economic, financial, or political developments and developments related to the particular company, the industry of which it is a part, or the securities markets generally.

Company risk. The price of the stock of a particular company can vary based on a variety of factors, such as the company's financial performance, changes in management and product trends, and the potential for takeover and acquisition. This is especially true with respect to equity securities of smaller companies, whose prices may go up and down more than equity securities of larger, more established companies. Also, since equity securities of smaller companies may not be traded as often as equity securities of larger, more established companies, it may be difficult or impossible for a Portfolio to sell securities at a desirable price. Foreign securities have additional risks, including exchange rate changes, political and economic upheaval, the relative lack of information about these companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Credit risk. Each Portfolio is also subject to credit risk to the extent it invests in fixed-income securities. Credit risk is the risk that an issuer of securities or a counterparty will be unable to pay principal and interest when due, or that the value of the security will suffer because investors believe the issuer or counterparty is less able to make required principal and interest payments. This is broadly gauged by the credit ratings of the securities in which each Portfolio invests. However, ratings are only the opinions of the agencies issuing them and are not absolute guarantees as to quality. The lower the rating of a debt security held by a Portfolio, the greater the degree of credit risk that is perceived to exist by the rating agency with respect to that security. Although debt obligations rated BBB by S&P, Baa by Moody's, or BBB by Fitch, are regarded as investment-grade, such obligations have speculative characteristics and are riskier than higher-rated securities. Adverse economic developments are more likely to affect the payment of interest and principal on debt obligations rated BBB/Baa than on higher rated debt obligations. Non-investment grade debt—also known as "high-yield bonds" or "junk bonds"—have a higher risk of default and tend to be less liquid than higher-rated securities. Increasing the amount of Portfolio assets allocated lower-rated securities generally will increase the credit risk to which the Portfolio is subject. Information on the ratings issued to debt securities by certain rating agencies is included in Appendix IV to this Prospectus. Not all securities are rated. In the event that the relevant rating agencies assign different ratings to the same security, the Portfolio's Subadviser will determine which rating it believes best reflects the security's quality and risk at that time. Credit risk may also be gauged by the cost of buying protection on the credit default swap market with respect to an issuer's debt securities. If the cost to buy protection against an issuer's default increases, the credit risk associated with the issuer's debt securities will be deemed to be higher by many market participants and could adversely affect the value of the issuer's debt securities.

Depositary Receipts Risk. Investments in non-U.S. issuers through Depositary Receipts and similar instruments may involve certain risks not applicable to investing in U.S. issuers, including changes in currency rates, application of local tax laws, changes in governmental administration or economic or monetary policy or changed circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies.

Derivatives risk. Certain Portfolios may, but are not required to, use derivative instruments for risk management purposes or as part of their investment strategies. Generally, a derivative is a financial contract, the value of which depends upon, or is derived from, the value of an underlying asset, reference rate, or index, and may relate to stocks, bonds, interest rates, currencies, or currency exchange rates, and related indexes. Examples of derivatives (without limitation) include options, futures, forward agreements, swap agreements (including, but not limited to, interest rate and credit default swaps), and credit-linked securities. Portfolios may use derivatives to earn income and enhance returns, to manage or adjust their risk profile, to replace more traditional direct investments, or to obtain exposure to certain markets.

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As open-end investment companies registered with the Securities and Exchange Commission (the Commission), the Portfolios are subject to the federal securities laws, including the 1940 Act, related rules, and various Commission and Commission staff positions. In accordance with these positions, with respect to certain kinds of derivatives, the Portfolios must "set aside" (referred to sometimes as "asset segregation") liquid assets, or engage in other Commission- or staff-approved measures, while the derivative contracts are open. For example, with respect to forwards and futures contracts that are not contractually required to "cash-settle," the Portfolios must cover their open positions by setting aside liquid assets equal to the contracts' full, notional value. With respect to forwards and futures that are contractually required to "cash-settle," however, the Portfolios are permitted to set aside liquid assets in an amount equal to such Portfolio's daily marked-to-market (net) obligations, if any (i.e., such Portfolio's daily net liability, if any), rather than the notional value. By setting aside assets equal to only its net obligations under cash-settled forward and futures contracts, the Portfolios will have the ability to employ leverage to a greater extent than if such Portfolio were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify the asset segregation policies of thePortfolios in the future to comply with any changes in the positions articulated from time to time by the Commission and its staff.

Derivatives are volatile and may be subject to significant price movement. The use of derivatives involves significant risks, including:

Credit risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio. For example, a Portfolio would be exposed to credit risk (and counterparty risk) to the extent it purchases protection against a default by a debt issuer and the swap counterparty does not maintain adequate reserves to cover such a default.

Currency risk. The risk that changes in the exchange rate between currencies will adversely affect the value (in U.S. dollar terms) of an investment.

Leverage risk. The risk associated with certain types of investments or trading strategies that relatively small market movements may result in large changes in the value of an investment. Certain investments or trading strategies that involve leverage can result in losses that greatly exceed the amount originally invested.

Liquidity risk. The risk that certain securities may be difficult or impossible to buy or sell at the time that the seller would like, or at the price that the seller believes the security is currently worth.

Additional risks: Derivatives involve risks different from, and possibly greater than, the risks associated with investing directly in securities and other instruments. Derivatives require investment techniques and risk analyses different from those of other investments. If a Subadviser incorrectly forecasts the value of securities, currencies, interest rates, or other economic factors in using derivatives, the Portfolio might have been in a better position if the Portfolio had not entered into the derivatives. While some strategies involving derivatives can protect against the risk of loss, the use of derivatives can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Portfolio investments. Derivatives also involve the risk of mispricing or improper valuation (i.e., the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, index, or overall securities markets). Gains or losses involving some options, futures, and other derivatives may be substantial (for example, for some derivatives, it is possible for a Portfolio to lose more than the amount the Portfolio invested in the derivatives). Some derivatives tend to be more volatile than other investments, resulting in larger gains or losses in response to market changes.

Certain Portfolios may use derivatives for hedging purposes, including anticipatory hedges. Hedging is a strategy in which such a portfolio uses a derivative to offset the risks associated with its other holdings. While hedging can reduce losses, it can also reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by the Portfolio or if the cost of the derivative outweighs the benefit of the hedge. Hedging also involves the risk that changes in the value of the derivative will not match those of the holdings being hedged as expected by the relevant Portfolio, in which case any losses on the holdings being hedged may not be reduced and may be increased. No assurance can be given that any hedging strategy will reduce risk or that hedging transactions will be either available or cost effective. The relevant Portfolio is not required to use hedging and may choose not to do so. Because certain Portfolios may use derivatives to seek to enhance returns, their investments will expose them to the risks outlined above to a greater extent than if they used derivatives solely for hedging purposes. The use of derivatives to seek to enhance returns may be considered speculative.

Extension Risk. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected principal payments. This may lock in a below-market interest rate, increase the security's duration, and reduce the value of the security.

Foreign investment risk. Investing in foreign securities generally involves more risk than investing in securities of U.S. issuers. Foreign investment risk includes the specific risks described below:

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Currency risk. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. Currency exchange rates can be volatile and affected by, among other factors, the general economic conditions of a country, the actions of the U.S. and non-U.S. governments or central banks, the imposition of currency controls, and speculation. A security may be denominated in a currency that is different from the currency of the country where the issuer is domiciled. Changes in currency exchange rates may affect the value of foreign securities held by a Portfolio and the amount of income available for distribution. If a foreign currency grows weaker relative to the U.S. dollar, the value of securities denominated in that foreign currency generally decreases in terms of U.S. dollars. If a Portfolio does not correctly anticipate changes in exchange rates, its share price could decline as a result. In addition to the policies described elsewhere in this Prospectus, each Portfolio may from time to time attempt to hedge a portion of their currency risk using a variety of techniques, including currency futures, forwards, and options. However, these instruments may not always work as intended, and in certain cases the Portfolio may be worse off than if it had not used a hedging instrument. For most emerging market currencies, suitable hedging instruments are not available. See "Hedging Risk" below for more information.

Emerging market risk. To the extent that a Portfolio invests in emerging markets to enhance overall returns, it may face higher political, information, and stock market risks. In addition, profound social changes and business practices that depart from norms in developed countries' economies have sometimes hindered the orderly growth of emerging economies and their stock markets in the past. High levels of debt may make emerging economies heavily reliant on foreign capital and vulnerable to capital flight.

Foreign market risk. Foreign markets, especially those in developing countries, tend to be more volatile than U.S. markets and are generally not subject to regulatory requirements comparable to those in the U.S. Because of differences in accounting standards and custody and settlement practices, investing in foreign securities generally involves more risk than investing in securities of U.S. issuers.

Information risk. Financial reporting standards for companies based in foreign markets usually differ from those in the United States. Since the "numbers" themselves sometimes mean different things, each Subadviser devotes research effort to understanding and assessing the impact of these differences upon a company's financial conditions and prospects.

Liquidity risk. Stocks that trade less can be more difficult or more costly to buy, or to sell, than more liquid or active stocks. This liquidity risk is a factor of the trading volume of a particular stock, as well as the size and liquidity of the entire local market. On the whole, foreign exchanges are smaller and less liquid than the U.S. market. This can make buying and selling certain shares more difficult and costly. Relatively small transactions in some instances can have a disproportionately large effect on the price and supply of shares. In certain situations, it may become virtually impossible to sell a stock in an orderly fashion at a price that approaches an estimate of its value.

Political developments. Political developments may adversely affect the value of a Portfolio's foreign securities.

Political risk. Some foreign governments have limited the outflow of profits to investors abroad, extended diplomatic disputes to include trade and financial relations, and imposed high taxes on corporate profits.

Regulatory risk. Some foreign governments regulate their exchanges less stringently, and the rights of shareholders may not be as firmly established.

Taxation risk . Many foreign markets are not as open to foreign investors as U.S. markets. Each Portfolio may be required to pay special taxes on gains and distributions that are imposed on foreign investors. Payment of these foreign taxes may reduce the investment performance of a Portfolio.

Fund of Funds Risk.The Dynamic Asset Allocation Portfolios, the Tactical Asset Allocation Portfolios, and the AST Academic Strategies Asset Allocation Portfolio (collectively, the Asset Allocation Portfolios) invest primarily or exclusively in other Portfolios of the Fund (collectively, the Underlying Trust Portfolios). Underlying Trust Portfolios may experience relatively large mandatory or discretionary purchases and sales from one or more of the Asset Allocation Portfolios. The use of the Asset Allocation Portfolios in connection with certain variable annuity living benefit programs may result in mandatory asset flows into and out of the Asset Allocation Portfolios (and the relevant Underlying Trust Portfolios) on a large scale. The Investment Managers may, however, seek to minimize the impact of certain discretionary transactions by structuring them over a reasonable period of time or through the enforcement of certain limits on redemptions of Underlying Trust Portfolio shares. Despite these efforts, the relevant Underlying Trust Portfolios may experience increased expenses as they buy and sell securities to respond to transactions initiated by the Asset Allocation Portfolios. An Underlying Trust Portfolio's investment performance also may be adversely affected if it must buy and sell securities at inopportune times to respond to transactions initiated by an Asset Allocation Portfolio. In addition, because the Asset Allocation Portfolios may own a substantial portion of an Underlying Trust Portfolio, a large-scale redemption initiated by one or more Asset Allocation Portfolio could cause an Underlying Trust Portfolio's expense ratio to increase as such portfolio's fixed costs

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would be spread over a smaller asset base. As a result, these transactions could have an adverse effect on an Asset Allocation Portfolio which continues to remain invested in such Underlying Trust Portfolios.

Geographic Focus Risk. To the extent a Portfolio invests a substantial amount of its assets in a single country, a small number of countries, or a particular geographic region, its performance may at times be worse than the performance of other mutual funds that invest more broadly.

Growth stock risk. Investors often expect growth companies to increase their earnings at a certain rate. If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase. In addition, growth stocks typically lack the dividend yield that can cushion stock prices in market downturns.

Hedging risk. The decision as to whether and to what extent a Portfolio will engage in hedging transactions to hedge against such risks as credit risk, currency risk, counterparty risk, and interest rate risk will depend on a number of factors, including prevailing market conditions, the composition of such portfolio and the availability of suitable transactions. Accordingly, no assurance can be given that a Portfolio will engage in hedging transactions at any given time or from time to time, even under volatile market environments, or that any such strategies, if used, will be successful. Hedging transactions involve costs and may result in losses.

High-yield risk. Portfolios that invest in high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") may be subject to greater levels of interest rate, credit and liquidity risk than Portfolios that do not invest in such securities. High-yield securities are considered predominantly speculative with respect to the issuer's continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for high-yield securities and reduce a Portfolio's ability to sell its high-yield securities (liquidity risk). In addition, the market for lower-rated bonds may be thinner and less active than the market for higher-rated bonds, and the prices of lower-rated bonds may fluctuate more than the prices of higher-rated bonds, particularly in times of market stress.

Industry/sector risk. Portfolios that invest in a single market sector or industry can accumulate larger positions in single issuers or an industry sector. As a result, the Portfolio's performance may be tied more directly to the success or failure of a smaller group of portfolio holdings.

Inflation risk. Inflation risk is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of a Portfolio's assets can decline as can the value of income received by the Portfolio. The prices of common stocks and fixed-income securities may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase.

Inflation-indexed securities risk. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is fixed at issuance, and is generally lower than the interest rate on typical bonds. Over the life of the bond, however, this interest will be paid based on a principal value that has been adjusted for inflation. Repayment of the adjusted principal upon maturity may be guaranteed, but the market value of the bonds is not guaranteed, and will fluctuate. Each Portfolio may have exposure to inflation-indexed bonds that do not provide a repayment guarantee. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to losses.

Infrastructure investment risk. A Portfolio's infrastructure-related investments expose that Portfolio to potential adverse economic, regulatory, political and other changes affecting such investments. Issuers in infrastructure-related businesses are subject to a variety of factors that may adversely affect their business or operations including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies, and other factors.

Initial public offering (IPO) risk. The prices of securities purchased in IPOs can be very volatile. The effect of IPOs on the performance of a Portfolio depends on a variety of factors, including the number of IPOs the Portfolio invests in relative to the size of the Portfolio and whether and to what extent a security purchased in an IPO appreciates or depreciates in value. As a Portfolio's asset base increases, IPOs often have a diminished effect on a Portfolio's performance.

Interest rate risk. Each Portfolio investing in fixed-income securities is subject to interest rate risk. Interest rate risk is the risk that the rates of interest income generated by the fixed-income investments of a Portfolio may decline due to a decrease in market interest rates and that the market prices of the fixed-income investments of a Portfolio may decline due to an increase in market interest rates. Generally, the longer the maturity of a fixed-income security, the greater is the negative effect on its value when rates increase. As a result, mutual funds with longer durations and longer weighted average maturities generally have more volatile share prices than funds with shorter durations and shorter weighted average maturities. The prices of debt obligations generally move in the opposite direction to that of market interest rates.

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Investment model risk. Each of the AST Focus Four Plus Portfolio, AST First Trust Balanced Target Portfolio, and AST First Trust Capital Appreciation Target Portfolio is also exposed to additional market risk due to its policy of investing solely in securities identified by the each of the relevant Equity Strategies under normal cirucmstances. As a result of this policy, equity securities held by each Portfolio will not be bought or sold in response to market fluctuations under normal circumstances. To the extent this management style is non-dynamic, the Portfolio may subject investors to greater market risk than other mutual funds.

Investment style risk. Different investment styles tend to shift in and out of favor depending upon market and economic conditions as well as investor sentiment. A Fund may outperform or underperform other funds that employ a different investment style. Examples of different investment styles include growth and value investing. Growth stocks may be more volatile than other stocks because they are more sensitive to investor perceptions of the issuing company's growth of earnings potential. Growth companies are often expected by investors to increase their earnings at a certain rate. When these expectations are not met, investors can punish the stocks inordinately even if earnings showed an absolute increase. Also, since growth companies usually invest a high portion of earnings in their business, growth stocks may lack the dividends of some value stocks that can cushion stock prices in a falling market. Growth oriented funds will typically underperform when value investing is in favor. Value stocks are those that are undervalued in comparison to their peers due to adverse business developments or other factors.

Leveraging risk. Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment contracts. The use of derivatives may also create leveraging risks. To mitigate leveraging risk, a Subadviser can segregate liquid assets or otherwise cover the transactions that may give rise to such risk. The use of leverage may cause a Portfolio to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. Leverage, including borrowing, may cause a Portfolio to be more volatile than if the Portfolio had not been leveraged. This volatility occurs because leveraging tends to exaggerate the effect of any increase or decrease in the value of a Portfolio's securities.

License risk. Certain Portfolios rely on licenses from third parties to the relevant Subadviser that permit the use of the intellectual property of such parties in connection with the investment strategies for those Portfolios. Such licenses may be terminated by the licensors under certain circumstances, and as a result, a Portfolio may lose its ability to use the licensed name and/or the licensed investment strategy. Accordingly, in the event a license is terminated, it may have a significant effect on the operation of the affected Portfolio.

Liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Liquidity risk may result if an investment trades in lower volumes. Liquidity risk may also result if a Portfolio makes investments that become less liquid in response to market developments or adverse investor perceptions. When there are few willing buyers and investments cannot be readily sold at the desired time or price, a Portfolio may have to accept a lower price or may not be able to sell the investment at all. An inability to sell a portfolio position can adversely affect a Portfolio's return by causing a decrease in the value of the investment or by preventing the Portfolio from being able to take advantage of other investment opportunities. Portfolios with principal investment strategies that involve foreign securities, derivatives or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. The relevant Subadviser will seek to maintain an adequate level of portfolio liquidity, based on all relevant facts and circumstances, with consideration given to the Portfolio's exposure to illiquid securities in the event the market value of such securities exceeds 10% or 15% (as applicable) of the Portfolio's net assets as a result of a decline in the market value of the Portfolio.

Management risk Actively managed investment portfolios are subject to management risk. Each Subadviser will apply investment techniques and risk analyses in making investment decisions for the Portfolios, but there can be no guarantee that these will produce the desired results.

Market risk. Market risk is the risk that the equity and fixed-income markets in which the Portfolios invest will experience market volatility and go down in value, including the possibility that a market will go down sharply and unpredictably. Common stocks are subject to market risk stemming from factors independent of any particular security. Investment markets fluctuate. All markets go through cycles, and market risk involves being on the wrong side of a cycle. Factors affecting market risk include political events, broad economic and social changes, and the mood of the investing public. You can see market risk in action during large drops in the stock market. If investor sentiment turns gloomy, the price of all stocks may decline. It may not matter that a particular company has great profits and its stock is selling at a relatively low price. If the overall market is dropping, the values of all stocks are likely to drop. Generally, the stock prices of large companies are more stable than the stock prices of smaller companies, but this is not always the case. Smaller companies often offer a smaller range of products and services than large companies. They may also have limited financial resources and may lack management depth. As a result, stocks issued by smaller companies may fluctuate in value more than the stocks of larger, more established companies.

Market sector/industry concentration risk.Funds that emphasize investments in a particular market sector or industry like real estate

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are subject to an additional risk factor because they are generally less diversified than most equity funds. Property values may fall due to increasing vacancies or declining rents resulting from economic, demographic or legal developments.

Mid-capitalization company risk. The Portfolio may invest in securities of medium and new companies. Investments in intermediate capitalization size companies may be more volatile than investments in larger companies, as intermediate capitalization size companies generally experience higher growth and failure rates. The trading volume of these securities is normally lower than that of larger companies. Such securities may be less liquid than others and could make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure.

Mortgage risk. Mortgage-backed securities represent the right to receive a portion of principal and/or interest payments made on a pool of residential or commercial mortgage loans and are subject to certain risks. Rising interest rates tend to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Portfolio that has exposure to mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Portfolio because such portfolio will have to reinvest that money at the lower prevailing interest rates.

Most mortgage-backed securities are issued by federal government agencies such as Ginnie Mae, or by government sponsored enterprises such as Freddie Mac or Fannie Mae. Principal and interest payments on mortgage-backed securities issued by the federal government and some Federal government agencies, such as Ginnie Mae, are guaranteed by the Federal government and backed by the full faith and credit of the United States. Mortgage-backed securities issued by other government agencies or government sponsored enterprises, such as Freddie Mac or Fannie Mae, are backed only by the credit of the government agency or enterprise and are not backed by the full faith and credit of the United States. Fannie Mae and Freddie Mac are authorized to borrow from the U.S. Treasury to meet their obligations. Although the U.S. government has provided financial support to Fannie Mae and Freddie Mac, there can be no assurance that it will support these or other government-sponsored enterprises in the future. Private mortgage-backed securities are issued by private corporations rather than government agencies and are subject to credit risk and interest rate risk. The risks associated with investments in mortgage-related securities, particularly credit risk and liquidity risk, are heightened for investments in sub-prime mortgage-related securities.

Fannie Mae and Freddie Mac hold or guarantee approximately $5 trillion worth of mortgages. The value of the companies' securities has fallen sharply in 2008 due to concerns that the firms do not have sufficient capital to offset losses resulting from the mortgage crisis. In mid-2008, the U.S. Treasury Department was authorized to increase the size of home loans in certain residential areas Fannie Mae and Freddie Mac could buy, and until 2009, to lend Fannie Mae and Freddie Mac emergency funds and to purchase the entities' stock. On September 6, 2008, at the request of the Secretary of the U.S. Treasury, the Chairman of the Board of Governors of the Federal Reserve and the Director of the FHFA, each of Freddie Mac's and Fannie Mae's boards of directors adopted resolutions consenting to putting the respective companies into conservatorship. After obtaining these consents, the Director of FHFA appointed FHFA as the conservator of each of Fannie Mae and Freddie Mac on September 6, 2008. Fannie Mae and Freddie Mac report that as of November 7, 2008 and November 14, 2008, respectively, the conservator for each company has advised them that it has not disaffirmed or repudiated any contracts entered into by Fannie Mae or Freddie Mac prior to its appointment as conservator. The effect that this conservatorship will have on the companies' debt and equities is unclear. Each of Fannie Mae and Freddie Mac has been the subject of investigations by federal regulators over certain accounting matters. Such investigations, and any resulting restatements of financial statements, may adversely affect the guaranteeing entity and, as a result, the payment of principal or interest on these types of securities.

Non-diversification risk. The chance that a Portfolio's performance may be disproportionately hurt by the performance ofrelatively few securities. A Portfolio which is non-diversified may invest more of its assets in a smaller number of issuers than a diversified Portfolio. Concentrating investments may result in greater potential losses for Portfolios investing in a broader variety of issuers. A Portfolio may be more susceptible to adverse developments affecting a single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

Portfolio turnover risk. A Portfolio may actively and frequently trade its portfolio securities to achieve its investment objective. This may occur due to active portfolio management by the Portfolio's Subadviser. High portfolio turnover results in higher transaction costs (such as brokerage commissions, dealer mark-ups and other transaction-related expenses), which can adversely affect a Portfolio's performance. Each Subadviser generally will not consider the length of time a Portfolio has held a particular security in making investment decisions. In fact, each Subadviser may engage in active trading on behalf of a Portfolio—that is, frequent trading of its securities—in order to take advantage of new investment opportunities or return differentials. Each Portfolio's turnover rate may be higher than that of other mutual funds due to the Subadviser's investment strategies.

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In addition, certain Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for Prudential to manage the guarantees offered in connection with these benefit programs, Prudential generally: (i) limits the number and types of variable sub-accounts in which contract holders may allocate their account values and (ii) requires contract holders to participate in certain specialized asset transfer programs. The use of these asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. This is particularly true for th Target Maturity Portfolios and the AST Investment Grade Bond Portfolio. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Prepayment or call risk. Prepayment or call risk is the risk that issuers will prepay fixed-rate obligations held by a Portfolio when interest rates fall, forcing the Portfolio to reinvest in obligations with lower interest rates than the original obligations. Mortgage-related securities and asset-backed securities are particularly subject to prepayment risk.

Real estate risk. Certain Portfolios may invest in REITs and real estate-linked derivative instruments. Such on emphasis on these types of investments will subject a Portfolio to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes, and operating expenses. An investment in a real estate-linked derivative instrument that is linked to the value of a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws, or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property.

Selection risk. The risk that the securities, derivatives, and other instruments selected by a Portfolio's Subadviser will underperform the market, the relevant indices or other funds with similar investment objectives and investment strategies, or that securities sold short will experience positive price performance.

Short sale risk. A Portfolio that enters into short sales, which involves selling a security it does not own in anticipation that the security's price will decline, exposes the Portfolio to the risk that it will be required to buy the security sold short (also known as "covering" the short position) at a time when the security has appreciated in value, thus resulting in a loss to the Portfolio. Theoretically, the amount of these losses can be unlimited, although for fixed-income securities an interest rate of 0% forms an effective limit on how high a securities' price would be expected to rise. Although certain Portfolios may try to reduce risk by holding both long and short positions at the same time, it is possible that a Portfolio's securities held long will decline in value at the same time that the value of the Portfolio's securities sold short increases, thereby increasing the potential for loss.

Small company risk. The shares of small companies tend to trade less frequently than those of larger, more established companies, which can have an adverse effect on the pricing of these securities and on a Portfolio's ability to sell these securities. Such investments may be more volatile than investments in larger companies, as smaller companies generally experience higher growth and failure rates. The securities of smaller companies may be less liquid than others, which may make it difficult to sell a security at a time or price desired. Changes in the demand for these securities generally have a disproportionate effect on their market price, tending to make prices rise more in response to buying demand and fall more in response to selling pressure. In the case of small cap technology companies, the risks associated with technology company stocks, which tend to be more volatile than other sectors, are magnified.

Underlying Fund risk. The value of an investment in a Portfolio will be related in large part to the investment performance of any of the Portfolio's investments in an underlying fund. Therefore, the principal risks of investing in such a Portfolio are closely related to the principal risks associated with the underlying portfolio and its investments as well as exposing the Portfolio to a pro rata portion of the underlying portfolio's fees and expenses.

U.S. government and agency securities risk. In addition to market risk, interest rate risk and credit risk, such securities may limit a Portfolio's potential for capital appreciation. Not all U.S. Government securities are insured or guaranteed by the U.S. Government, some are only insured or guaranteed by the issuing agency, which must rely on its own resources to repay the debt. Mortgage-backed securities issued by government sponsored enterprises such as Freddie Mac or Fannie Mae are not backed by the full faith and credit of the United States.

Other debt obligations issued or guaranteed by the U.S. government and government-related entities risk.Securities issued by agencies of the U.S. Government or instrumentalities of the U.S. Government, including those which are guaranteed by Federal agencies or instrumentalities, may or may not be backed by the full faith and credit of the United States. Obligations of the GNMA, the Farmers Home Administration, the Export-Import Bank, and the Small Business Administration are backed by the full faith and credit of the United States. Obligations of the FNMA, the FHLMC, the Federal Home Loan Bank, the Tennessee Valley Authority and

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the United States Postal Service are not backed by the full faith and credit of the U.S. Government. In the case of securities not backed by the full faith and credit of the United States, a Portfolio generally must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States if the agency or instrumentality does not meet its commitments. The yield and market value of these securities are not guaranteed by the U.S. government or the relevant government sponsored enterprise.

Valuation Risk. Due to the nature of some Portfolios' investments and the market environment, a portion of a given Portfolio's assets may be valued at fair value pursuant to guidelines established by the Fund's Board of Trustees. A Portfolio's assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. No assurance can be given that such prices accurately reflect the price a Portfolio would receive upon sale of a security. To the extent a Portfolio sells a security at a price lower than the price it has been using to value the security, its net asset value will be adversely affected. When a Portfolio invests in Underlying Portfolios that are not advised, managed, or sponsored by the Investment Managers or their affiliates (collectively, the Underlying Non-Prudential Portfolios), it will generally value its investments in those Underlying Non-Prudential Portfolios based upon net asset valuation determinatinos provided by the Underlying Non-Prudential Portfolios. These values may not be precisely the same as if the investments of the Underlying Non-Prudential Portfolios had been valued using the procedures employed by a Portfolio to value its own assets. In addition, if there is wide variation in hte fair value estimates produced by the market participants with respect to investments held by a Portfolio, such variations may make it harder for the Portfolio to sell that investment (i.e., such variation may tend to increase liquidity risk).

Valuation of Private Real Estate-Related Investments risk. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independent appraised value of the properties. An appraisal is an estimate of market value. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Value Style risk. Certain stocks purchased by the Emerging Markets Equity Portfolio may be undervalued due to adverse economic conditions or other near-term difficulties that cause them not to achieve their expected financial potential. Undervaluation may also arise because companies are misunderstood by investors or because they are out of step with favored market themes.

Yankee obligations risk. Yankee obligations are U.S. dollar-denominated debt securities of foreign corporations issued in the United States and U.S. dollar-denominated debt securities issued or guaranteed as to payment of principal and interest by governments, quasi-governmental entities, government agencies, and other governmental entities of foreign countries and supranational entities, which securities are issued in the United States. Debt securities of quasi-governmental entities are issued by entities owned by either a national, state, or equivalent government or are obligations of a political unit that is not backed by the national government's full faith and credit and general taxing powers. Investments in the securities of foreign corporations and governments, even those denominated in U.S. dollars, involve certain risks not typically associated with investments in domestic issuers. The values of the securities of foreign corporations and governments are subject to economic and political developments in the countries and regions where the issuers operate or are domiciled, such as changes in economic or monetary policies. In addition, Yankee obligations may be less liquid than the debt obligations of U.S. issuers. In general, less information is publicly available about foreign corporations than about U.S. companies. Foreign corporations are generally not subject to the same accounting, auditing, and financial reporting standards as are U.S. companies. Some securities issued by foreign governments or their subdivisions, agencies, and instrumentalities may not be backed by the full faith and credit of such governments. Even where a security is backed by the full faith and credit of a foreign government, it may be difficult for the Portfolio to pursue its rights against such government in that country's courts. Some foreign governments have defaulted on principal and interest payments. In addition, a Portfolio's investments in Yankee obligations may be subject to the risk of nationalization or expropriation of a foreign corporation's assets, imposition of currency exchange controls, or restrictions on the repatriation of non-U.S. currency, confiscatory taxation, political or financial instability and adverse diplomatic developments.These risks are heightened in all respects with respect to Yankee obligations issued by foreign corporations and governments located in emerging markets.

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Introduction to Past Performance

A number of factors, including risk, can affect how a Portfolio performs. The bar charts and tables on the following pages demonstrate the risk of investing in each Portfolio by showing how returns can change from year to year and by showing how each Portfolio's average annual returns compare with a stock index and a group of similar mutual funds. Past performance does not mean that a Portfolio will achieve similar results in the future.

The annual returns and average annual returns shown in the charts and tables on the following pages are after deduction of expenses and do not include Contract charges. If Contract charges were included, the returns shown would have been lower than those shown. Consult your Contract prospectus for information about Contract charges. During certain periods shown, fee waivers and/or expense reimbursements may be in effect. Without such fee waivers and/or expense reimbursements, the returns for a Portfolio would have been lower.

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Past Performance: Capital Growth Portfolios

AST Federated Aggressive Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
35.55%(2nd quarter of 2003)	-32.24% (3rd quarter of 2001)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since inception (10/23/00)
Portfolio	-44.09%	-1.11%	-2.40%
Russell 2000 Index*	-33.79%	-0.93%	1.35%
Russell 2000 Growth Index**	-38.54%	-2.35%	-3.86%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Growth Index consists of those companies in the Russell 2000 Index that have a greater-than-average growth orientation. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Small-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 1999)	-23.68%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-29.72%	-0.22%	4.78%
Russell 2000 Index*	-33.79%	-0.93%	3.02%
Russell 2000 Value Index**	-28.92%	0.27%	6.11%

*The Russell 2000 Index measures the performance of the 2,000 smallest companies in the Russell 3000 Index. These returns would have been lower if they included the effect of these expenses.

**The Russell 2000 Value Index measures the performance of Russell 2000 companies with lower price-to-book ratios. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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AST Goldman Sachs Mid-Cap Growth Portfolio

Annual Returns

Best Quarter	Worst Quarter
18.12%(2nd quarter of 2003)	-33.07%(4th quarter of 2000)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (5/1/00)
Portfolio	-40.79%	-1.75%	-11.49%
Standard & Poor's MidCap 400 Index*	-36.23%	-0.08%	2.51%
Russell MidCap Growth Index**	-44.32%	-2.33%	-5.85%

*The Standard & Poor's MidCap 400 Composite Stock Price Index (Standard & Poor's MidCap 400 Index)--an unmanaged index of 400 domestic stocks chosen for market size, liquidity and industry group representation--gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell MidCap Growth Index measures the performance of those Russell MidCap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST Mid-Cap Value Portfolio

Annual Returns

Best Quarter	Worst Quarter
19.09%(2nd quarter of 2003)	-28.37%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	Since Inception (10/23/00)
Portfolio	-38.12%	-2.46%	-0.77%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-3.75%
Russell Midcap Value Index**	-38.44%	0.33%	4.15%

*The Standard & Poor's 500 Composite Stock Price Index (Standard & Poor's 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how mid cap stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

**The Russell Midcap Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000 Value Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses. The "Since Inception" return reflects the closest calendar month-end return to the inception date of the Portfolio.

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AST QMA US Equity Alpha Portfolio

Annual Returns

Best Quarter	Worst Quarter
15.61%(4th quarter of 1999)	-21.92%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-38.72%	-4.31%	-2.13%
Russell 1000® Index	-37.60%	-2.04%	-1.09%

Note: Prior to May 1, 2008, the Portfolio was known as the AST AllianceBernstein Managed Index 500 Portfolio. Effective May 1, 2008, the Portfolio changed its investment strategy, investment objective, investment policies, and expense structure. The performance history furnished above prior to May 1, 2008 reflects the investment performance, investment operations, investment policies, investment strategies, and expense structure of the former AST AllianceBernstein Managed Index 500 Portfolio, and does not represent the actual or predicted performance of the AST QMA US Equity Alpha Portfolio.

*The Russell 1000 Index consists of the largest 1000 companies in the Russell 3000 Index. The Russell 3000 Index consists of the 3000 largest companies, as determined by market capitalization. These returns do not include the effect of any investment management expenses. These returns wold have been lower if they included the effect of these expenses.

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Past Performance: Growth & Income Portfolios

AST AllianceBernstein Growth & Income Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.89%(2nd quarter of 2003)	-20.31%(4th quarter of 2008)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	-40.69%	-3.19%	0.52%
Standard & Poor's 500 Index*	-36.99%	-2.19%	-1.38%
Russell 1000® Value Index**	-36.85%	-0.79%	1.36%

*The Standard & Poor's 500 Composite Stock Price Index (S&P 500 Index) — an unmanaged index of 500 stocks of large U.S. companies — gives a broad look at how stock prices have performed. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Russell 1000 Value Index measures measures the performance of those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values. The Russell 1000 Index measures the performance of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Special Equity Portfolios

AST Cohen & Steers Realty Portfolio

Annual Returns

Best Quarter	Worst Quarter
17.44%(4th quarter of 2004)	-35.78%(4th quarter of 2008)

Average annual total returns For periods ended 12/31/08
	1 year	5 years	10 Years
Portfolio	-35.05%	2.41%	7.75%
NAREIT Equity REIT Index*	-37.73%	0.91%	7.42%
Dow Jones Wilshire REIT Index**	-39.20%	0.65%	N/A

* The NAREIT Equity REIT Index is an unmanaged, capitalization-weighted index of all equity real estate investment trusts. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

**The Dow Jones Wilshire REIT Index seeks to provide a broad representation of the U.S. real estate securities markets. In order to be included in the REIT index, a company must be an equity owner and operator of commercial or residential real estate and must generate at least 75% of its revenue from such assets. It also must meet minimum requirements for market capitalization and liquidity. Certain types of securities, such as mortgage REITs, are excluded, as are companies with more than 25% of their assets in direct mortgage investments. These returns do not include the effect of any investment management expenses. These returns would have been lower if they included the effect of these expenses.

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Past Performance: Fixed Income Portfolios

AST Money Market Portfolio

Annual Returns

Best Quarter	Worst Quarter
1.77% (3rd quarter of 2000)	0.13% (4th quarter of 2003)

Average annual total returns for periods ended 12/31/08
	1 year	5 years	10 years
Portfolio	2.51%	3.10%	3.18%
Lipper Variable Insurance Products (VIP) Money Market Funds Average*	2.23%	3.00%	3.15%

*The Lipper Average is calculated by Lipper Analytical Services, Inc. and reflects the return of certain portfolios underlying variable life and annuity products. The returns are net of investment fees and fund expenses but not product charges. These returns would have been lower if they included the effect of product charges.

7-Day Yield (as of 12/31/08)
AST Money Market Portfolio*	1.15%
Average Money Market Fund**	0.89%

*The Portfolio's yield is after deduction of expenses and does not include contract charges.

**Source: iMoneyNet, Inc., as of December 30, 2008, based on the iMoneyNet Prime Retail Universe.

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Fees and Expenses of the Portfolios

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolios. Unless otherwise indicated, the fees and expenses shown below are based upon each Portfolio's expenses for the year ended December 31, 2008 and are expressed as a percentage of the average daily net assets of each Portfolio. Expenses may vary in future years.

The table does not include Contract charges. Because Contract charges are not included, the total fees and expenses that you will incur will be higher than the fees and expenses set forth in the following table. See the accompanying Contract prospectus for more information about Contract charges.

Annual Portfolio Operating Expenses (expenses that are deducted from Portfolio assets, in %)
	Shareholder Fees (fees paid directly from your investment)	Management Fees[4]	Distribution (12b-1) Fees	Other Expenses[1]	Acquired Portfolio Fees & Expenses [2]	Total Annual Portfolio Operating Expenses [3]
AST Federated Aggressive Growth	None	.95	None	.21	-	1.16
AST Small-Cap Value	None	.90	None	.18	-	1.08
AST Goldman Sachs Mid-Cap Growth	None	1.00	None	.18	-	1.18
AST Mid-Cap Value	None	.95	None	.19	-	1.14
AST QMA US Equity Alpha	None	1.00	None	.57	-	1.57
AST AllianceBernstein Growth & Income	None	.75	None	.13	-	.88
AST Cohen & Steers Realty	None	1.00	None	.17	-	1.17
AST Money Market	None	.50	None	.12	-	.62

Example

The following Example, which reflects the Portfolio operating expenses listed in the preceding tables, is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. Because the following example does not include the effect of Contract charges, the total fees and expenses that you will incur will be higher than the example set forth in the following table. For more information about Contract charges see the accompanying Contract prospectus. The Example assumes that you invest $10,000 in a Portfolio for the time periods indicated, that your investment has a 5% return each year, that the Portfolio's total operating expenses remain the same (including the indirect expenses of any acquired portfolios in which the Portfolio invests), except for any contractual fee waivers and overall expense limitations that may be in effect for the one year period in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Expense Example
	1 Year	3 Years	5 Years	10 Years
AST Federated Aggressive Growth	118	368	638	1,409
AST Small-Cap Value	110	343	595	1,317
AST Goldman Sachs Mid-Cap Growth	120	375	649	1,432
AST Mid-Cap Value	116	362	628	1,386
AST QMA US Equity Alpha	160	496	855	1,867
AST AllianceBernstein Growth & Income	90	281	488	1,084
AST Cohen & Steers Realty	119	372	644	1,420
AST Money Market	63	199	346	774

1 Shares of the Portfolios are generally purchased through variable insurance products. The Trust has entered into arrangements with the issuers of the variable insurance products offering the Portfolios under which the Trust compensates the issuers 0.10% for providing ongoing services to Portfolio shareholders in lieu of the Trust providing such services directly to shareholders. Amounts paid under these arrangements are included in "Other Expenses." Subject to the expense limitations set forth below, for each Portfolio of the Trust, except as described below, the Investment Managers have agreed to voluntarily waive a portion of the 0.10% administrative services fee, based on the average daily net assets of each Portfolio of the Trust, as set forth in the table below:

Average Daily Net Assets of Portfolio	Fee Rate Including Waiver
Up to and including $500 million	0.10% (no waiver)
Over $500 million up to and including $750 million	0.09%
Over $750 million up to and including $1 billion	0.08%
Over $1 billion	0.07%

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With respect to the AST QMA US Equity Alpha Portfolio, "Other Expenses" includes dividend expenses on short sales and interest expenses on short sales.

2 When a Portfolio's "Acquired Portfolio Fees and Expenses" are less that 0.01%, such expenses are included in the column titled "Other Expenses." This may cause the Total Annual Portfolio Operating Expenses to differ from those set forth in the Financial Highlights tables of such Portfolios.

3 Effective as of July 1, 2008, the Investment Managers have voluntarily agreed to waive a portion of their management fee and/or limit expenses (expressed as a percentage of average daily net assets) for certain Portfolios of the Fund, as set forth in the table below. These arrangements may be discontinued or otherwise modified at any time.

Portfolio	Fee Waiver and/or Expense Limitation
AST Cohen & Steers Realty	0.97%
AST Money Market	0.56%

4 The management fee rate shown in the "management fees" column is based on the indicated Portfolio's average daily net assets as of the fiscal year ended December 31, 2008, except that the fee rate shown does not reflect the impact of any contractual or voluntary management fee waivers that may be applicable and which would result in a reduction in the fee rate paid by the Portfolio. The management fee rate for certain Portfolios may include "breakpoints" which are reduced fee rates that are applicable at specified levels of Portfolio assets; the effective fee rates shown in the table reflect and incorporate any contractual fee "breakpoints" which may be applicable.

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MORE DETAILED INFORMATION ON HOW THE PORTFOLIOS INVEST

Introduction

We describe each Portfolio's investment objective and policies on the following pages. We describe certain investment instruments that appear below in the section entitled More Detailed Information About Other Investments and Strategies Used by the Portfolios.

Although we make every effort to achieve each Portfolio's objective, we can't guarantee success and it is possible that you could lose money. Unless otherwise stated, each Portfolio's investment objective is a fundamental policy that cannot be changed without shareholder approval. The Board of Trustees can change investment policies that are not fundamental.

An investment in a Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.

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Capital Growth Portfolios: Investment Objectives & Policies

AST Federated Aggressive Growth Portfolio

Investment Objective: to seek capital growth.

Prinicpal Investment Policies and Risks:
The Portfolio will pursue its investment objective, under normal circumstances, by investing primarily in the stocks of small companies that are traded on national security exchanges, NASDAQ stock exchange and on the over-the-counter market. As noted earlier small companies will be defined as companies with market capitalizations similar to companies in the Russell 2000® Index or the Standard & Poor's Small Cap 600 Index. Such definition will be applied at the time of investment and the Portfolio will not be required to sell a stock because the company has grown outside the market capitalization range of small capitalization stocks. Up to 30% of the Portfolio's net assets may be invested in foreign securities, which are typically denominated in foreign currencies. Solely for purposes of complying with this policy an issuer's security will be considered to be a foreign security if the security is denominated in a foreign currency or purchased on a securities exchange outside the United States. Certain securities not included in this definition of foreign securities may still be subject to risks of foreign investing that are described in this prospectus. For example, an issuer that is organized in an offshore jurisdiction but who has its principal place of business or whose securities are traded principally on a securities exchange in the United States will not be considered a foreign security for purposes of this policy but may still be subject to risks associated with foreign securities.

Since December 15, 2008, Federated Equity was responsible for managing all of the Portfolio's assets. The Portfolio also has a subadvisory agreement with Federated MDTA LLC that is expected to expire on or about July 31, 2009, although Federated MDTA LLC currently is not managing any assets of the Portfolio. It is expected that Federated Equity will become the Portfolio's sole Subadviser on or about July 31, 2009.

The Federated Kaufmann Team ("Kaufmann") process for selecting investments is bottom-up and growth-oriented. There is an emphasis on individual stock selection rather than trying to time the highs and lows of the market or concentrating in certain industries or sectors. Kaufmann assesses individual companies from the perspective of a long-term investor. Kaufmann seeks to purchase stocks of companies that it believes: are profitable and leaders in the industry; have distinct products and services which address substantial markets; can rapidly grow annual earnings over the next three to five years; or have superior proven management and solid balance sheet.

As with any fund investing primarily in equity securities, the Portfolio is subject to the risk that the value of equity securities in the Portfolio will decline. These declines may occur in the form of a sustained trend or a drastic movement. The prices of individual portfolio stocks will fluctuate because of factors specific to that company or because of changes in stock valuations generally.

Because of the Portfolio's emphasis on small company growth stocks, the Portfolio will likely be subject to a degree of risk and share price fluctuation greater than that of many other equity funds. Generally, the smaller the market capitalization of a company, the fewer the number of shares traded daily, the less liquid its stock and the more volatile its price. Companies with smaller market capitalizations also tend to have unproven track records, a limited product or service base and limited access to capital.

Due to their relatively high valuations, growth stocks are typically more volatile than value stocks. For instance, the price of a growth stock may experience a larger decline on a forecast of lower earnings, a negative fundamental development, or an adverse market development. Further, growth stocks may not pay dividends or may pay lower dividends than value stocks. This means they depend more on price changes for returns and may be more adversely affected in a down market compared to value stocks that pay higher dividends. In addition, the Portfolio's level of risk and share price fluctuation may increase to the extent it emphasizes investments in the securities of foreign companies.

Other Investments:

Short Sales. The Portfolio may make short sales of securities listed on one or more national exchanges or on the NASDAQ stock exchange. A short sale means selling a security the Portfolio does not own to take advantage of an anticipated decline in the stock's price. Once the Portfolio sells the security short, it has an obligation to replace the borrowed security. If it can buy the security back at a lower price, a profit results. In no event will the Portfolio engage in short sales transactions if it would cause the market value of all of the Portfolio's securities sold short to exceed 25% of its net assets. The value of the securities of any one issuer that may be shorted by the Portfolio is limited to the lesser of 2% of the value of the Portfolio's net assets or 2% of the securities of any class of the issuer. The Portfolio may also "sell short against the box," i.e., the Portfolio owns securities identical to those sold short. Short sales against the box are not subject to the 25% limitation. A capital gain is recognized immediately upon entering into a short sale against the box with respect to an appreciated security. Short sales are speculative in nature, and may reduce returns or increase volatility.

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The Portfolio may use derivative contracts and/or hybrid instruments to implement elements of its investment strategy. For example, the Portfolio may use derivatives contracts and/or hybrid instruments to increase or decrease the allocation of the portfolio to securities, currencies, or types of securities in which the Portfolio may invest directly. The Portfolio may also, for example, use derivative contracts to:

  Obtain premiums from the sale of derivative contracts;

  Realize gains from trading a derivative contract; or

  Hedge against potential losses.

There can be no assurance that the Portfolio's use of derivative contracts or hybrid instruments will work as intended.

The Portfolio may buy or sell call and put options. The Portfolio may also buy or sell financial futures (such as currency futures, index futures and security futures) as well as currency forward contracts. The Portfolio may also invest in interest rate swaps, total return swaps, credit default swaps, currency swaps, and caps and floors.

Depositary Receipts. Depositary receipts represent interests in underlying securities issued by a foreign company. Depositary receipts are not traded in the same market as the underlying security. The foreign securities underlying American Depositary Receipts (ADRs) are traded outside the United States. ADRs provide a way to buy shares of foreign-based companies in the United States rather than in overseas markets. ADRs are also traded in U.S. dollars, eliminating the need for foreign exchange transactions. The foreign securities underlying the European Depositary Receipts (EDRs), Global Depositary Receipts (GDRs), and International Depositary Receipts (IDRs), are traded globally or outside the United States. Depositary receipts involve many of the same risks of investing directly in foreignsecurities, including the currency risks and risks of foreign investing.

Temporary Investments. The Portfolio may temporarily depart from its principal investment strategies by investing its assets in cash and short-term debt securities and similar obligations. It may do this to minimize potential losses and maintain liquidity to meet shareholder redemptions during adverse market conditions. When the Portfolio is in such a defensive position, the ability to achieve its investment objective of capital growth may be limited.

AST Small-Cap Value Portfolio

Investment Objective: to provide long-term capital growth by investing primarily in small-capitalization stocks that appear to be undervalued.

Principal Investment Policies and Risks:
The Portfolio will invest, under normal circumstances, at least 80% of the value of its assets in small capitalization companies. Small capitalization companies are generally defined as stocks of companies with market capitalizations that are within the market capitalization range of the Russell 2000® Value Index. Securities of companies whose market capitalizations no longer meet the definition of small capitalization companies after purchase by the Portfolio will still be considered to be small capitalization companies for purposes of the Portfolio's policy of investing, under normal circumstances, at least 80% of the value of its assets in small capitalization companies.

The assets of the Portfolio are independently managed by four Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in small capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of long-term capital growth. The current asset allocations and principal investment strategies for each Subadviser are summarized below:

J.P. Morgan follows a three-step process. First, a rigorous quantitative model is used to evaluate the prospects of each company in the investable universe and rank each company's relative attractiveness within its economic sector based on a number of factors including valuation and improving fundamentals. Next, the results of the quantitative model are reviewed and modified based on the fundamental stock and industry insights of the sector specific research and portfolio management teams. Finally, a disciplined, systematic portfolio construction process is employed to overweight the stocks that are the most attractive and underweight those stocks that are the least attractive, based on the rankings from the first two steps, while trying to minimize uncompensated risks relative to the benchmark.

Lee Munderseeks the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow or business franchises. The Subadviser's research team seeks to identify companies that

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appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, Lee Munder generally looks to the following: (1) low price/earnings, price/book value or total capitalization/cash flow ratios relative to the company's peers; (2) low stock price relative to a company's underlying asset values; and (3) a sound balance sheet and other positive financial characteristics. The Subadviser then determines whether there is an emerging catalyst that will focus investor attention on the underlying assets of the company, such as takeover efforts, a change in management, or a plan to improve the business through restructuring or other means.

ClearBridge emphasizes individual security selection while spreading the Portfolio's investments among industries and sectors. ClearBridge uses both quantitative and fundamental methods to identify stocks of smaller capitalization companies it believes have a high probability of outperforming other stocks in the same industry or sector. ClearBridge uses quantitative parameters to select a universe of smaller capitalized companies that fit the Portfolio's general investment criteria. In selecting individual securities from within this range, the Subadviser looks for "value" attributes, such as low stock price relative to earnings, book value and cash flow and high return on invested capital. ClearBridge also uses quantitative methods to identify catalysts and trends that might influence the Portfolio's industry or sector focus, or the Subadviser's individual security selection.

Dreman seeks to provide a total return greater than that of the benchmark over time, to protect client capital during market downturns and to stay consistent in our low price-to-earnings ratio, contrarian value approach to investment management, while taking into consideration dividend yield. Dreman will seek to attain superior returns by using a contrarian value investment approach Dreman believes that it can attain superior performance by adhering to an investment strategy that is disciplined and has a demonstrated record of success. Dreman's investment strategy emphasizes stocks that offer unique investment values. The criterion used to identify such stocks include below average price-to-earnings, price-to-book, and/or price-to-cash flow ratios and above average dividend yields. Over the last 25 years, extensive studies, which date as far back as the 1930s, conducted by David Dreman and affiliates of Dreman, have led the Dreman to conclude that consistently applying disciplined value strategies yields superior long-term total returns.

Other Investments:
Although the Portfolio will invest primarily in U.S. common stocks, it may also purchase other types of securities, for example, preferred stocks, convertible securities, warrants and bonds when considered consistent with the Portfolio's investment objective and policies. The Portfolio may purchase preferred stock for capital appreciation where the issuer has omitted, or is in danger of omitting, payment of the dividend on the stock. Debt securities would be purchased in companies that meet the investment criteria for the Portfolio.

The Portfolio may invest up to 20% of its total assets in foreign securities, including American Depositary Receipts and securities of companies in developing countries, and may enter into forward foreign currency exchange contracts (the Portfolio may invest in foreign cash items in excess of this 20% limit). The Portfolio may enter into stock index or currency futures contracts (or options thereon) for hedging purposes or to provide an efficient means of regulating the Portfolio's exposure to the equity markets. The Portfolio may also write (sell) call and put options and purchase put and call options on securities, financial indices, and currencies. The Portfolio may invest up to 10% of its total assets in hybrid instruments, which combine the characteristics of futures, options and securities.

Temporary Investments. Up to 100% of the assets of the Portfolio may be invested temporarily in cash or cash equivalents in response to extraordinary adverse political, economic or stock market events. Temporary investments may include U.S. or foreign government obligations, commercial paper, bank obligations, and repurchase agreements. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of capital growth will be limited.

As of January 31, 2009, J.P. Morgan was responsible for managing approximately 24% of the Portfolio's assets, Lee Munder was responsible for managing approximately 32% of the Portfolio's assets, Clearbridge was responsible for managing approximately 19% of the Portfolio's assets and Dreman was responsible for managing approximately 25% of the Portfolio's assets.

The Investment Managers intend to reallocate the Portfolio's assets in the Second Quarter of 2009 among J.P. Morgan, Lee Munder and Clearbridge.Upon such reallocation of the Portfolio's assets, Dreman will no longer be responsible for managing any of the Portfolio's assets and it is expected that initially J.P. Morgan will be responsible for managing approximately 41.3% of the Portfolio's assets, Lee Munder will be responsible for managing approximately 33.5% of the Portfolio's assets and Clearbridge will be responsible for managing approximately 25.2% of the Portfolio's assets. It is expected that on or about July 31, 2009, the Portfolio's only Subadvisers will be J.P. Morgan, Lee Munder and ClearBridge.

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AST Goldman Sachs Mid-Cap Growth Portfolio

Investment Objective: to seek long-term growth of capital.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its assets in medium capitalization companies. The 80% investment requirement applies at the time the Portfolio invests its assets.

The Portfolio pursues its objective by investing primarily in equity securities selected for their growth potential. Equity securities include common stocks, preferred stocks, warrants and securities convertible into or exchangeable for common or preferred stocks. For purposes of the Portfolio, as previously noted, medium-sized companies are those whose market capitalizations (measured at the time of investment) fall within the range of companies in the Russell Midcap® Growth Index. The Subadviser generally takes a "bottom up" approach to choosing investments for the Portfolio. In other words, the Subadviser seeks to identify individual companies with earnings growth potential that may not be recognized by the market at large. The Subadviser makes this assessment by looking at companies one at a time, regardless of size, country of organization, place of principal business activity, or other similar selection criteria. Because the Portfolio may invest substantially all of its assets in equity securities, the main risk of investing in the Portfolio is that the value of the equity securities it holds might decrease. Stock values may fluctuate in response to the activities of an individual company or in response to general market or economic conditions. As a fund that invests primarily in mid-cap companies, the Portfolio's risk and share price fluctuation can be expected to be more than that of many funds investing primarily in large-cap companies, but less than that of many funds investing primarily in small-cap companies. In general, the smaller the company, the more likely it is to suffer significant losses as well as to realize substantial growth. Smaller companies may lack depth of management, they may be unable to generate funds necessary for growth or potential development, or they may be developing or marketing products or services for which there are not yet, and may never be, established markets. In addition, such companies may be subject to intense competition from larger companies, and may have more limited trading markets than the markets for securities of larger issuers.

The Portfolio generally intends to purchase securities for long-term investment rather than short-term gains. However, short-term transactions may occur as the result of liquidity needs, securities having reached a desired price or yield, anticipated changes in interest rates or the credit standing of an issuer, or by reason of economic or other developments not foreseen at the time the investment was made. To a limited extent, the Portfolio may purchase securities in anticipation of relatively short-term price gains. The Portfolio may also sell one security and simultaneously purchase the same or a comparable security to take advantage of short-term differentials in bond yields or securities prices.

Special Situations. The Portfolio may invest in "special situations." A "special situation" arises when, in the opinion of the Subadviser, the securities of a particular company will be recognized and appreciate in value due to a specific development, such as a technological breakthrough, management change or new product at that company. Investment in "special situations" carries an additional risk of loss in the event that the anticipated development does not occur or does not attract the expected attention.

Other Investments:
Although the Subadviser expects to invest primarily in domestic and foreign equity securities, the Portfolio may also invest to a lesser degree in other types of securities, such as debt securities. Debt securities may include bonds rated below investment grade ("junk" bonds), mortgage and-asset backed securities and zero coupon, pay-in-kind and step coupon securities.

The Portfolio may make short sales "against the box." In addition, the Portfolio may invest in the following types of securities and engage in the following investment techniques:

Index/Structured Securities. The Portfolio may invest in indexed/structured securities, which typically are short- to intermediate-term debt securities whose value at maturity or interest rate is linked to currencies, interest rates, equity securities, indices, commodity prices or other financial indicators. Such securities may be positively or negatively indexed (i.e., their value increase or decrease if the reference index or instrument appreciates).

Foreign Securities. The Portfolio may invest up to 25% of its net assets in foreign securities denominated in foreign currencies and not publicly traded in the United States. The Portfolio may invest directly in foreign securities denominated in a foreign currency, or may invest through depositary receipts or passive foreign investment companies. Generally, the same criteria are used to select foreign securities as domestic securities. Foreign securities are generally selected on a stock-by-stock basis without regard to any defined allocation among countries or geographic regions. However, certain factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for economic growth among countries, regions or geographic areas may warrant greater consideration in selecting foreign securities. For more information on foreign securities and their risks, see this Prospectus under "Principal Risks."

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Futures, Options and Other Derivative Instruments. The Portfolio may enter into futures contracts on securities, financial indices and foreign currencies and options on such contracts and may invest in options on securities, financial indices and foreign currencies, forward contracts and interest rate swaps and swap-related products (collectively "derivative instruments"). The Portfolio may use derivative instruments to hedge or protect its portfolio from adverse movements in securities prices, currency exchange rates, and interest rates. To a limited extent, the Portfolio may also use derivative instruments for non-hedging purposes such as seeking to enhance return.

Temporary Investments. When the Subadviser believes that market conditions are unfavorable for profitable investing, or when the Subadviser is otherwise unable to locate attractive investment opportunities, the Portfolio's cash or similar investments may increase. In other words, the Portfolio does not always stay fully invested in stocks. Even when the Portfolio is essentially fully invested, some residual amount of Portfolio assets may remain in cash and similar investments. These investments may include commercial paper, certificates of deposit, repurchase agreements, short-term debt obligations, and money market funds (including funds managed by the Subadviser). When the Portfolio's investments in cash or similar investments increase, the opportunity to achieve its investment objective of long-term growth of capital may be limited.

AST Mid-Cap Value Portfolio

Investment Objective: to seek capital growth by investing primarily in mid-capitalization stocks that appear to be undervalued.

Principal Investment Strategies and Risks:
The Portfolio has a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in mid-capitalization companies. The 80% requirement applies at the time the Portfolio invests its assets. For purposes of the Portfolio, as noted earlier, mid-capitalization companies are generally those that have market capitalizations, at the time of purchase, within the range of companies included in the Russell Midcap® Value Index during the previous 12 months based on month-end data.

The assets of the Portfolio are independently managed by two Subadvisers under a multi-manager structure. Pursuant to the multi-manager structure, the Investment Managers of the Portfolio determine and allocate a portion of the Portfolio's assets to each of the Subadvisers. The allocations will be reviewed by the Investment Managers periodically and may be altered or adjusted by the Investment Managers without prior notice. Such adjustments will be reflected in the annual update to this prospectus.

Although each Subadviser will follow the Portfolio's policy of investing, under normal circumstances, at least 80% of the Portfolio's assets in mid-capitalization companies, each Subadviser expects to utilize different investment strategies to achieve the Portfolio's objective of capital growth. The current asset allocations and principal investment strategies for each of the Subadvisers are summarized below:

WEDGE normally employs a traditional value style, bottom-up investment discipline that is intended to help identify stocks that are undervalued relative to their long term normalized earnings capability. WEDGE first employs two proprietary, fundamentally based screening models, using publicly available data on all eligible companies. The Fundamental Value Model identifies those stocks with the greatest potential for profit, based on projected earnings growth, earnings quality, dividend yield, and forward price/earnings ratios. In an effort to avoid financially unsound companies, WEDGE then employs the Financial Quality Model, which focuses on earnings growth, liquidity, profitability, and leverage factors. Stocks are ranked by both models for relative attractiveness, with approximately 37% of the initial universe becoming eligible for subsequent research.

Finally, WEDGE focuses on those companies that meet its value and financial quality parameters. WEDGE's research analysts employ comprehensive qualitative, and quantitative analysis to identify stocks with unrecognized value. Areas of emphasis include independent earnings forecasts and financial statement analysis, an evaluation of free cash flow generation and return on invested capital, absolute and relative valuations, industry analysis and competitive positioning along with an in-depth assessment of company management. All potential additions to the portfolio are reviewed and approved by the firm's Investment Policy Committee. The Subadviser's decision to sell a stock is as highly disciplined as the decision to buy. Stocks are sold when fair valuation is reached, the original investment thesis has materially deteriorated, an upgrade opportunity develops or, with limited flexibility when warranted, the stock's Fundamental Value Model ranking falls to a predetermined level.

EARNESTexpects to focus primarily on companies with a market capitalization between $1 billion and $20 billion at time of purchase. This Subadviser normally employs a fundamental, bottom-up investment process. The first step in EARNEST's investment process is to screen the relevant universe to identify stocks that it believes are likely to outperform based on their financial characteristics and the current environment. Using an approach called Return Pattern Recognition, the Subadviser seeks to identify the financial and market characteristics that have been in place when an individual company has produced outstanding performance. These characteristics include valuation measures, market trends, operating trends, growth measures, profitability measures, and macroeconomics. The Subadviser screens thousands of companies and selects for an in-depth fundamental review those exhibiting

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the set of characteristics that it believes indicate outperformance. The screening process allows the Subadviser to review the relative universe of companies and focus on those it considers the best prospects.

Next, the approximately 150 best companies identified in the screening process are put through a second more rigorous review. In this step, EARNEST develops and tests an investment thesis for each company. The test generally includes conversations with the company's management team and industry specialists, review of the company's financial reports, analysis of industry and company-specific studies, and independent field research. The Subadviser eliminates from consideration any company that does not pass its fundamental analysis.

The final step in EARNEST's investment process is to construct a portfolio that includes those stocks it expects to have the best performance and that effectively manages the expected risk of meaningfully underperforming the assigned benchmark. The Subadviser uses a statistical approach called downside deviation to measure and then seeks to constrain the likelihood of significantly underperforming the benchmark. Using this information, the Subadviser seeks to select investments that blend together to manage downside risk. The result is a client portfolio of approximately 60 stocks. This Subadviser expects to focus on purchasing companies that have a market capitalization at the time of purchase between $1 and $20 billion, and expects to typically sell holdings whose market capitalizations have grown to more than twice the upper limit for purchase (i.e., whose market capitalization have grown to $40 billion).

As with all stock funds, the Portfolio's share price can fall because of weakness in the securities market as a whole, in particular industries or in specific holdings. Investing in mid-cap companies involves greater risk of loss than is customarily associated with more established companies. Stocks of mid-cap companies may be subject to more abrupt or erratic price movements than larger company stocks. Mid-cap companies often have limited product lines, markets, or financial resources, and their management may lack depth and experience. While a value approach to investing is generally considered to involve less risk than a growth approach, investing in value stocks carries the risks that the market will not recognize the stock's intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Other Investments:
Although the Portfolio will invest primarily in common stocks of U.S. mid-capitalization companies, the Portfolio may invest up to 25% of its total assets in securities of non-U.S. issuers. While the Portfolio does not intend to do so to a significant degree, the Portfolio may enter into futures contracts and related options, and may purchase and sell call and put options on securities and securities indices. The Portfolio may also invest in warrants to purchase securities, and may engage in short sales "against the box".

Temporary Investments. When adverse market or economic conditions occur, the Portfolio may temporarily invest all or a portion of its assets in defensive investments. Such investments may include high grade debt securities, obligations of the U.S. Government and its agencies and instrumentalities, and short-term money market instruments. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective will be limited.

As of January 31, 2009, WEDGE was responsible for managing approximately 51% of the Portfolio's assets and EARNEST was responsible for managing approximately 49% of the Portfolio's assets.

AST QMA US Equity Alpha Portfolio

Investment Objective: Long-term capital appreciation.

Principal Investment Policies and Risks:
The Portfolio uses a long/short investment strategy in seeking to achieve its investment objective. This means the Portfolio shorts a portion of the Portfolio and use the proceeds of the shorts, or other borrowings, to purchase additional stocks long. The Portfolio will normally invest (take long positions) at least 80% of its net assets plus borrowings, if any, for investment purposes in equity and equity-related securities of U.S. issuers. For purposes of this non-fundamental investment policy, U.S. issuers are issuers whose primary listing is on a securities exchange or market inside the United States. The Portfolio will provide 60 days' prior written notice to shareholders of a change in its non-fundamental policy of investing at least 80% of its net assets plus borrowings for investment purposes in equity and equity-related securities of U.S. issuers.

By employing this long/short strategy, the Portfolio will seek to produce returns that exceed those of its benchmark index, the Russell 1000 ® Index (i.e., the Portfolio seeks additional alpha, often quantified by a fund's excess return above a benchmark index). The Russell 1000 ® Index is composed of stocks representing more than 90% of the market cap of the U.S. market and includes the largest 1000 securities in the Russell 3000 ® Index.

In general, for its long positions, the Portfolio may overweight issuers that it believes may outperform the Russell 1000® Index and

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may underweight those issuers it believes may underperform the Russell 1000® Index, while managing the Portfolio's active risk. The Portfolio will generally sell securities short that it believes may underperform the Russell 1000® Index or may not perform as well as comparable securities. The Portfolio may also sell securities short to manage the Portfolio's active risk.

In rising markets, the Portfolio expects that its long positions generally will appreciate more rapidly than the short positions, and in declining markets, that its short positions generally will decline faster than the long positions. Short sales allow the Portfolio to seek to earn returns on securities that the Portfolio believes may underperform, and also allows the Portfolio to maintain additional long positions. The Portfolio will target approximately 100% net market exposure, similar to a "long-only" strategy, to U.S. equities.

Operational Complexities; Relationship with Prime Broker. Selling short and investing the proceeds from the short sale in additional long positions will require a prime broker to hold the short position in the Portfolio's prime brokerage account, with the custodian bank holding collateral to satisfy the collateral requirements relating to the short positions at the prime broker. As such, a tri-party custody and pledge agreement is required between the custodian bank, the prime broker, and the Portfolio. This structure requires setting up a pledge account with the custodian bank, which is used to satisfy the collateral requirements relating to the short positions at the prime broker. The custodian bank holds the securities from the Portfolio's long position as collateral. The tri-party agreement provides for substitution of collateral, as well as for release of collateral in excess of applicable margin requirements. The tri-party structure requires a more complicated and costly support structure.

Credit Risk. The risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable to honor its financial obligation to the Portfolio.

Liquidity Risk. The risk that certain securities may be difficult or impossible to sell at the time that the seller would like or at the price that the seller believes the security is currently worth.

Short Sales Risk. If a security sold short increases in price, the Portfolio may have to cover its short position at a higher price than the short sale price, resulting in a loss. The Portfolio will have substantial short positions and must borrow those securities to make delivery to the buyer. The Portfolio may not be able to borrow a security that it needs to deliver or it may not be able to close out a short position at an acceptable price and may have to sell long positions before it otherwise intends to do so.

Until the short sale is closed, the broker effecting the short sale typically requires the proceeds or other securities to serve as collateral to secure the Portfolio's obligation to cover the short position. However, the Portfolio may use all or a portion of the cash proceeds that it receives in connection with short sales to purchase securities or for other Portfolio purposes. If the Portfolio does this, it must pledge replacement collateral as security to the broker and may use securities that it owns to meet any such collateral obligations. Additionally, the Portfolio must maintain sufficient liquid assets (less any additional collateral held by the broker), marked-to-market daily, to cover the short sale obligation.

When borrowing a security for delivery to a buyer, the Portfolio also may be required to pay a premium and other transaction costs, which would increase the cost of the security sold short. The Portfolio must normally repay to the lender an amount equal to any dividends or interest that accrues while the loan is outstanding. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Portfolio may be required to pay in connection with the short sale. Also, the lender of a security may terminate the loan at a time when the Portfolio is unable to borrow the same security for delivery. In that case, the Portfolio would need to purchase a replacement security at the then current market price or "buy in" by paying the lender an amount equal to the cost of purchasing the security.

Because the Portfolio's loss on a short sale arises from increases in the value of the security sold short, such loss is theoretically unlimited. In certain cases, purchasing a security to cover a short position can itself cause the price of the security to rise further, thereby exacerbating the loss. Conversely, gains on short sales, after transaction and related costs, are generally the difference between the price at which the Portfolio sold the borrowed security and the price it paid to purchase the security for delivery to the buyer. By contrast, the Portfolio's loss on a long position arises from decreases in the value of the security and is limited by the fact that a security's value cannot drop below zero.

Potential Conflicts: Side-by-Side Management of Long-Only and Long-Short Strategies. QMA currently manages long-only and long-short investment strategies, and has created and implemented a Conflicts of Interest Policy to address potential conflicts that could arise in the event, for example, one portfolio is purchasing a security at the same time another portfolio is selling the security. The Conflicts of Interest Policy is designed to identify and prevent a potential cross of a security (buy and sell) between two portfolios (unless otherwise permitted under applicable procedures and federal securities regulations), and is reasonably designed to ensure that all accounts are treated fairly.

Other Investments:

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The Portfolio may invest in American Depository Receipts ("ADRs"), American Depository Shares ("ADSs") and other similar receipts or shares traded in U.S. markets to be U.S. securities. Additional investments may include exchange-traded funds ("ETFs"). The Portfolio may invest in derivatives, such as futures contracts or equity swaps, for hedging purposes (to seek to reduce risk) and for non-hedging purposes (to seek to increase return consistent with the Fund's investment objective).

In addition, the Portfolio may also (1) hold common stock or warrants received as the result of an exchange or tender offer, (2) buy or sell securities on a forward commitment basis, (3) lend its portfolio securities, (4) invest in options, futures, forwards and equity swaps, (5) engage in reverse repurchase agreements for investment purposes, (6) borrow money for investment purposes, and (7) borrow money for temporary or emergency purposes.

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Growth and Income Portfolios: Investment Objectives & Policies

AST AllianceBernstein Growth & Income Portfolio

Investment Objective: long-term growth of capital and income.

Principal Investment Policies and Risks:
The Portfolio normally will invest in common stocks (and securities convertible into common stocks). The Subadviser will take a value-oriented approach, in that it will try to keep the Portfolio's assets invested in securities that are selling at reasonable valuations in relation to their fundamental business prospects. In doing so, the Portfolio may forgo some opportunities for gains when, in the judgment of the Subadviser, they are too risky.

In seeking to achieve its objective, the Portfolio invests primarily in the equity securities of U.S. companies that the Subadviser believes are undervalued. The Subadviser believes that, over time, stock prices (of companies in which the Portfolio invests) will come to reflect the companies' intrinsic economic values. The Subadviser uses a disciplined investment process to evaluate the companies in its extensive research universe. Through this process, the Subadviser seeks to identify the stocks of companies that offer the best combination of value and potential for price appreciation.

The Subadviser employs a multifactor valuation model which to seeks to discern the relative attractiveness of individual investment opportunities derived from a universe of substantially large, seasoned, U.S. domiciled companies. The Subadviser utilizes this model to systematically identify equity securities whose current market prices do not reflect what it considers to be their relative intrinsic economic values. In determining a company's relative investment attractiveness, the Subadviser takes into account many fundamental factors it believes bear on the ability of the company to perform in the future, including prospective earnings and cash flow growth, the competitive position of the company, forecast balance sheet strength, and the capital usage decisions of management. The Subadviser then ranks each of the companies in order of their relative attractiveness with companies demonstrating the largest positive disparities deemed to be the most undervalued. In conjunction with AllianceBernstein's fundamental research teams, the U.S. Relative Value team will select from a candidate list of attractively valued stocks (based on our multifactor valuation model) to populate the portfolio with attractively valued securities.

Other Investments: The Portfolio, in addition to investing in common stocks and convertible securities, may write covered call options listed on domestic securities exchanges with respect to securities in the Portfolio. It is not intended for the Portfolio to write covered call options with respect to securities with an aggregate market value of more than 10% of the Portfolio's net assets at the time an option is written. The Portfolio also may purchase and sell forward and futures contracts and related options for hedging purposes. The Portfolio may also invest up to 15% of its net assets (at the time of investment) in foreign securities, and invest in straight bonds and other debt securities.

Temporary Investments. The Portfolio may invest in short-term debt and other high quality fixed-income securities to create reserve purchasing power and also for temporary defensive purposes. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective may be limited.

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Special Equity Portfolios: Investment Objectives & Policies

AST Cohen & Steers Realty Portfolio

Investment Objective: to maximize total return through investment in real estate securities.

Principal Investment Policies and Risks:
The Portfolio will have a non-fundamental policy to invest, under normal circumstances, at least 80% of the value of its net assets in securities of real estate related issuers. The Portfolio pursues its investment objective of maximizing total return by seeking, with approximately equal emphasis, capital growth and current income.

Generally, the equity securities of real estate related issuers will consist of:

  common stocks (including shares in real estate investment trusts),

  rights or warrants to purchase common stocks,

  securities convertible into common stocks where the conversion feature represents, in the Subadviser's view, a significant element of the securities' value, and preferred stocks.

Real estate related issuers include companies that derive at least 50% of revenues from the ownership, construction, financing, management or sale of real estate or that have at least 50% of assets in real estate. The Portfolio may invest up to 10% of its total assets in securities of foreign real estate companies.

Real estate companies may include REITs. REITs pool investors' funds for investment primarily in income producing real estate or real estate related loans or interests. REITs can generally be classified as Equity REITs, Mortgage REITs and Hybrid REITs. Equity REITs, which invest the majority of their assets directly in real property, derive their income primarily from rents. Equity REITs can also realize capital gains or losses by selling properties. Mortgage REITs, which invest the majority of their assets in real estate mortgages, derive their income primarily from interest payments. Hybrid REITs combine the characteristics of both Equity REITs and Mortgage REITs.

As a fund that invests primarily in equity securities, the Portfolio will be subject to many of the same risks as other equity funds. The Portfolio also will be subject to certain risks related specifically to real estate securities, and may be subject to greater risk and share price fluctuation than other equity funds because of the concentration of its investments in a single industry.

While the Portfolio will not invest in real estate directly, securities of real estate companies may be subject to risks similar to those associated with the direct ownership of real estate. These include risks related to general and local economic conditions, dependence on management skill, heavy cash flow dependency, possible lack of available mortgage funds, overbuilding, extended vacancies of properties, increases in property taxes and operating expenses, changes in zoning laws, losses due to costs resulting from environmental problems, casualty or condemnation losses, limitations on rents, and changes in neighborhood values, the appeal of properties to tenants and interest rates.

In general, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. In the event of a default by a borrower or lessee, a REIT may experience delays and may incur substantial costs in enforcing its rights as a mortgagee or lessor.

Non-Diversified Status. The Portfolio is classified as a "non-diversified" investment company under the 1940 Act, which means the Portfolio is not limited by the 1940 Act in the proportion of its assets that may be invested in the securities of a single issuer. However, the Portfolio intends to meet certain diversification standards under the Internal Revenue Code that must be met to relieve the Portfolio of liability for Federal income tax if its earnings are distributed to shareholders. As a non-diversified fund, a price decline in any one of the Portfolio's holdings may have a greater effect on the Portfolio's value than on the value of a fund that is more broadly diversified.

Other Investments: The Portfolio may write (sell) put and covered call options and purchase put and call options on securities or stock indices that are listed on a national securities or commodities exchange. The Portfolio may buy and sell financial futures contracts, stock and bond index futures contracts, foreign currency futures contracts and options on the foregoing. The Portfolio may enter into forward foreign currency exchange contracts in connection with its investments in foreign securities. The Portfolio may also enter into short sales, which are transactions in which the Portfolio sells a security it does not own at the time of the sale in anticipation that the market price of the security will decline. The Subadviser expects that the Portfolio will use these techniques on a relatively infrequent basis.

Temporary Investments. When the Subadviser believes that market or general economic conditions justify a temporary defensive

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position, the Portfolio will invest all or a portion of its assets in high-grade debt securities, including corporate debt securities, U.S. government securities, and short-term money market instruments, without regard to whether the issuer is a real estate company. While the Portfolio is in a defensive position, the opportunity to achieve its investment objective of maximum total return will be limited. The Portfolio may also invest funds awaiting investment or funds held to satisfy redemption requests or to pay dividends and other distributions to shareholders in short-term money market instruments.

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Fixed Income: Inv Objectives and Policies

AST Money Market Portfolio

Investment Objective: to seek high current income and maintain high levels of liquidity.

Principal Investment Policies and Risks:
As a money market fund, the Portfolio seeks to maintain a stable net asset value of $1.00 per share. In other words, the Portfolio attempts to operate so that shareholders do not lose any of the principal amount they invest in the Portfolio. Of course, there can be no assurance that the Portfolio will achieve its goal of a stable net asset value, and shares of the Portfolio are neither insured nor guaranteed by the U.S. government or any other entity. For instance, the issuer or guarantor of a portfolio security or the other party to a contract could default on its obligation, and this could cause the Portfolio's net asset value per share to fall below $1.00. In addition, the income earned by the Portfolio will fluctuate based on market conditions, interest rates and other factors. In a low interest rate environment, the yield for the Portfolio, after deduction of operating expenses, may be negative even though the yield before deducting such expenses is positive. A negative yield may also cause the Portfolio's net asset value per share to fall below $1.00. The Investment Manager may decide to reimburse certain of these expenses to the Portfolio in order to maintain a positive yield, however it is under no obligation to do so and may cease doing so at any time without prior notice.

Under the regulatory requirements applicable to money market funds, the Portfolio must maintain a weighted average portfolio maturity of not more than 90 days and invest in high quality U.S. dollar-denominated securities that have effective maturities of not more than 397 days. In addition, the Portfolio will limit its investments to those securities that, in accordance with guidelines adopted by the Trustees of the Fund, present minimal credit risks. The Portfolio will not purchase any security (other than a United States Government security) unless:

- rated in one of the two highest short-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization;
- rated in one of the three highest long-term rating categories by at least two rating organizations or, if only one rating organization has rated the security, so rated by that rating organization; or
- if unrated, of comparable quality as determined by the Fund's investment adviser.

These standards must be satisfied at the time an investment is made. If the quality of the investment later declines, the Portfolio may continue to hold the investment, subject in certain circumstances to a finding by the Trustees that disposing of the investment would not be in the Portfolio's best interest.

Subject to the above requirements, the Portfolio will invest in one or more of the types of investments described below.

United States Government Obligations. The Portfolio may invest in obligations of the U.S. Government and its agencies and instrumentalities directly. Such Obligations may also serve as collateral for repurchase agreements. U.S. Government obligations include: (i) direct obligations issued by the United States Treasury such as Treasury bills, notes and bonds; and (ii) instruments issued or guaranteed by government-sponsored agencies acting under authority of Congress. Some U.S. Government obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others are supported only by the credit of the agency. There is no assurance that the U.S. Government will provide financial support to one of its agencies if it is not obligated to do so by law.

Bank Obligations. The Portfolio may invest in high quality United States dollar denominated negotiable certificates of deposit, time deposits and bankers' acceptances of U.S. and foreign banks, savings and loan associations and savings banks meeting certain total asset minimums. The Portfolio may invest in bank notes, which are short-term obligations issued by or through a bank. These instruments depend on the strength of the bank involved in the borrowing to give investors comfort that the borrowing will be repaid when promised. The Portfolio may also invest in obligations of international banking institutions designated or supported by national governments to promote economic reconstruction, development or trade between nations (e.g., the European Investment Bank, the Inter-American Development Bank, or the World Bank). These obligations may be supported by commitments of the respective bank's member countries, however, there is no assurance that these commitments will be undertaken or met.

Commercial Paper; Bonds. The Portfolio may invest in high quality commercial paper and corporate bonds issued by United States issuers. The Portfolio may also invest in bonds and commercial paper of foreign issuers if the obligation is U.S. dollar-denominated and is not subject to foreign withholding tax.

Asset-Backed Securities. The Portfolio may invest in asset-backed securities backed by assets such as credit card receivables,

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automobile loans, manufactured housing loans, corporate receivables, and home equity loans in accordance with industry limits based upon the underlying collateral.

Synthetic Instruments. As may be permitted by current laws and regulations, the Portfolio may invest in certain synthetic instruments. Such instruments generally involve the deposit of asset-backed securities in a trust arrangement and the issuance of certificates evidencing interests in the trust. The Subadviser will review the structure of synthetic instruments to identify credit and liquidity risks and will monitor such risks.

Demand Features. The Portfolio may purchase securities that include demand features, which allow the Portfolio to demand repayment of a debt obligation before the obligation is due or "matures." This means that longer-term securities can be purchased because of the expectation that the Portfolio can demand repayment of the obligation at a set price within a relatively short period of time, in compliance with Rule 2a-7 under the Investment Company Act of 1940, as amended.

Floating Rate and Variable Rate Securities. The Portfolio may purchase floating rate and variable rate securities. These securities pay interest at rates that change periodically to reflect changes in market interest rates. Because these securities adjust the interest they pay, they may be beneficial when interest rates are rising because of the additional return the Portfolio will receive, and they may be detrimental when interest rates are falling because of the reduction in interest payments to the Portfolio.

Funding Agreements. The Portfolio may invest in funding agreements, which are contracts issued by insurance companies that guarantee a rate of return of principal, plus some amount of interest. Funding agreements purchased by the Portfolio will typically be short-term and will provide an adjustable rate of interest.

Foreign Securities. Foreign investments must be denominated in U.S. dollars and may be made directly in securities of foreign issuers or in the form of American Depositary Receipts and European Depositary Receipts.

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MORE DETAILED INFORMATION ABOUT OTHER INVESTMENTS & STRATEGIES USED BY THE PORTFOLIOS

Additional Investments & Strategies

As indicated in the descriptions of the Portfolios above, we may invest in the following types of securities and/or use the following investment strategies to increase a Portfolio's return or protect its assets if market conditions warrant.

American Depositary Receipts (ADRs) — Certificates representing the right to receive foreign securities that have been deposited with a U.S. bank or a foreign branch of a U.S. bank.

Asset-Backed Securities — An asset-backed security is a type of pass-through instrument that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities may also be collateralized by a portfolio of corporate bonds, including junk bonds, or other securities.

Collateralized Debt Obligations (CDOs) — A CDO is a security backed by an underlying portfolio of debt obligations, typically including one or more of the following types of investments: high yield securities, investment grade securities, bank loans, futures or swaps. A CDO provides a single security that has the economic characteristics of a diversified portfolio. The cash flows generated by the collateral are used to pay interest and principal to investors.

Convertible Debt and Convertible Preferred Stock — A convertible security is a security — for example, a bond or preferred stock — that may be converted into common stock, the cash value of common stock or some other security of the same or different issuer. The convertible security sets the price, quantity of shares and time period in which it may be so converted. Convertible stock is senior to a company's common stock but is usually subordinated to debt obligations of the company. Convertible securities provide a steady stream of income which is generally at a higher rate than the income on the company's common stock but lower than the rate on the company's debt obligations. At the same time, convertible securities offer — through their conversion mechanism — the chance to participate in the capital appreciation of the underlying common stock. The price of a convertible security tends to increase and decrease with the market value of the underlying common stock.

Credit Default Swaps — In a credit default swap, the Portfolio and another party agree to exchange payment of the par (or other agreed-upon) value of a referenced debt obligation in the event of a default on that debt obligation in return for a periodic stream of payments over the term of the contract provided no event of default has occurred. See also "Swaps" defined below.

Credit-Linked Securities — Credit linked securities are securities that are collateralized by one or more credit default swaps on corporate credits. The Portfolio has the right to receive periodic interest payments from the issuer of the credit-linked security at an agreed-upon interest rate, and a return of principal at the maturity date. See also "Credit Default Swaps" defined above.

Derivatives — A derivative is an instrument that derives its price, performance, value, or cash flow from one or more underlying securities or other interests. Derivatives involve costs and can be volatile. With derivatives, the investment adviser tries to predict whether the underlying interest — a security, market index, currency, interest rate or some other benchmark — will go up or down at some future date. We may use derivatives to try to reduce risk or to increase return consistent with a Portfolio's overall investment objective. The adviser will consider other factors (such as cost) in deciding whether to employ any particular strategy, or use any particular instrument. Any derivatives we use may not fully offset a Portfolio's underlying positions and this could result in losses to the Portfolio that would not otherwise have occurred.

Dollar Rolls — Dollar rolls involve the sale by the Portfolio of a security for delivery in the current month with a promise to repurchase from the buyer a substantially similar — but not necessarily the same — security at a set price and date in the future. During the "roll period," the Portfolio does not receive any principal or interest on the security. Instead, it is compensated by the difference between the current sales price and the price of the future purchase, as well as any interest earned on the cash proceeds from the original sale.

Equity Swaps — In an equity swap, the Portfolio and another party agree to exchange cash flow payments that are based on the performance of equities or an equity index. See also "Swaps" defined below.

Event-Linked Bonds— Event-linked bonds are fixed income securities for which the return of principal and payment of interest is contingent on the non-occurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomenon. If a trigger event occurs, a Portfolio may lose a portion or all of its principal invested in the bond. Event-linked bonds often provide for an extension of maturity to process and audit loss claims where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. Event-linked bonds may also expose the Portfolio to certain unanticipated risks including credit risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds may also

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be subject to liquidity risk.

Foreign Currency Forward Contracts — A foreign currency forward contract is an obligation to buy or sell a given currency on a future date at a set price. When a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when a Portfolio anticipates the receipt in a foreign currency of dividends or interest payments on a security which it holds, the Portfolio may desire to "lock-in" the U.S. dollar price of the security or the U.S. dollar equivalent of such dividend or interest payment, as the case may be. By entering into a forward contract for a fixed amount of dollars, for the purchase or sale of the amount of foreign currency involved in the underlying transactions, the Portfolio will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the foreign currency during the period between the date on which the security is purchased or sold, or on which the dividend or interest payment is declared, and the date on which such payments are made or received. At the maturity of a forward contract, a Portfolio may either sell the security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

Futures Contracts — A futures contract is an agreement to buy or sell a set quantity of an underlying product at a future date, or to make or receive a cash payment based on the value of a securities index. When a futures contract is entered into, each party deposits with a futures commission merchant (or in a segregated account) approximately 5% of the contract amount. This is known as the "initial margin." Every day during the futures contract, either the buyer or the futures commission merchant will make payments of "variation margin." In other words, if the value of the underlying security, index or interest rate increases, then the buyer will have to add to the margin account so that the account balance equals approximately 5% of the value of the contract on that day. The next day, the value of the underlying security, index or interest rate may decrease, in which case the borrower would receive money from the account equal to the amount by which the account balance exceeds 5% of the value of the contract on that day. A stock index futures contract is an agreement between the buyer and the seller of the contract to transfer an amount of cash equal to the daily variation margin of the contract. No physical delivery of the underlying stocks in the index is made.

Illiquid Securities — An illiquid security is one that may not be sold or disposed of in the ordinary course of business within seven days at approximately the price used to determine the Portfolio's net asset value. Each Portfolio (other than the Money Market Portfolio) generally may invest up to 15% of its net assets in illiquid securities. The Money Market Portfolio may invest up to 10% of its net assets in illiquid securities. Each Portfolio may purchase certain restricted securities that can be resold to institutional investors and which may be determined to be liquid pursuant to the procedures of the Portfolios. Those securities are not subject to the 15% and 10% limits. The 15% and 10% limits are applied as of the date the Portfolio purchases an illiquid security. It is possible that a Portfolio's holding of illiquid securities could exceed the 15% limit (10% for the Money Market Portfolio), for example as a result of market developments or redemptions.

Interest Rate Swaps — In an interest rate swap, the Portfolio and another party agree to exchange interest payments. For example, the Portfolio may wish to exchange a floating rate of interest for a fixed rate. See also "Swaps" defined below.

Joint Repurchase Account — In a joint repurchase transaction, uninvested cash balances of various Portfolios are added together and invested in one or more repurchase agreements. Each of the participating Portfolios receives a portion of the income earned in the joint account based on the percentage of its investment.

Loans and Assignments — Loans are privately negotiated between a corporate borrower and one or more financial institutions. The Portfolio acquires interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution. Purchasers of loans depend primarily upon the creditworthiness of the borrower for payment of interest and repayment of principal. If scheduled interest or principal payments are not made, the value of the instrument may be adversely affected. Interests in loans are also subject to additional liquidity risks. Loans are not generally traded in organized exchange markets but are traded by banks and other institutional investors engaged in loan syndications. Consequently, the liquidity of a loan will depend on the liquidity of these trading markets at the time that the Portfolio sells the loan.

In assignments, the Portfolio will have no recourse against the selling institution, and the selling institution generally makes no representations about the underlying loan, the borrowers, the documentation or the collateral. In addition, the rights against the borrower that are acquired by the Portfolio may be more limited than those held by the assigning lender.

Mortgage-Related Securities— Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. The Portfolios may invest in mortgage-related securities issued and guaranteed by the U.S. Government or its agencies and mortgage-backed securities issued by government sponsored enterprises such as the Federal National Mortgage Association (Fannie Maes), the Government National Mortgage Association (Ginnie Maes) and debt securities issued by the Federal Home Loan Mortgage Company (Freddie Macs) that

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are not backed by the full faith and credit of the United States. The Portfolios may also invest in private mortgage-related securities that are not guaranteed by U.S. Governmental entities generally have one or more types of credit enhancement to ensure timely receipt of payments and to protect against default.

Mortgage-related securities include collateralized mortgage obligations, multi-class pass through securities and stripped mortgage-backed securities. A collateralized mortgage-backed obligation (CMO) is a security backed by an underlying portfolio of mortgages or mortgage-backed securities that may be issued or guaranteed by entities such as banks, U.S. Governmental entities or broker-dealers. A multi-class pass-through security is an equity interest in a trust composed of underlying mortgage assets.

Payments of principal and interest on the mortgage assets and any reinvestment income provide the money to pay debt service on the CMO or to make scheduled distributions on the multi-class pass-through security. A stripped mortgage-backed security (MBS strip) may be issued by U.S. Governmental entities or by private institutions. MBS strips take the pieces of a debt security (principal and interest) and break them apart. The resulting securities may be sold separately and may perform differently. MBS strips are highly sensitive to changes in prepayment and interest rates.

Options — A call option on stock is a short-term contract that gives the option purchaser or "holder" the right to acquire a particular equity security for a specified price at any time during a specified period. For this right, the option purchaser pays the option seller a certain amount of money or "premium" which is set before the option contract is entered into. The seller or "writer" of the option is obligated to deliver the particular security if the option purchaser exercises the option. A put option on stock is a similar contract. In a put option, the option purchaser has the right to sell a particular security to the option seller for a specified price at any time during a specified period. In exchange for this right, the option purchaser pays the option seller a premium. Options on debt securities are similar to stock options except that the option holder has the right to acquire or sell a debt security rather than an equity security. Options on stock indexes are similar to options on stocks, except that instead of giving the option holder the right to receive or sell a stock, it gives the holder the right to receive an amount of cash if the closing level of the stock index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash the holder will receive is determined by multiplying the difference between the index's closing price and the option's exercise price, expressed in dollars, by a specified "multiplier." Unlike stock options, stock index options are always settled in cash, and gain or loss depends on price movements in the stock market generally (or a particular market segment, depending on the index) rather than the price movement of an individual stock.

Private Investments in Public Equity (PIPEs) — A PIPE is an equity security in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class. Shares in PIPEs generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPEs are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPEs to be illiquid during this time. PIPEs may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.

Real Estate Investment Trusts (REITs) — A REIT is a company that manages a portfolio of real estate to earn profits for its shareholders. Some REITs acquire equity interests in real estate and then receive income from rents and capital gains when the buildings are sold. Other REITs lend money to real estate developers and receive interest income from the mortgages. Some REITs invest in both types of interests.

Repurchase Agreements — In a repurchase transaction, the Portfolio agrees to purchase certain securities and the seller agrees to repurchase the same securities at an agreed upon price on a specified date. This creates a fixed return for the Portfolio.

Reverse Repurchase Agreements — In a reverse repurchase transaction, the Portfolio sells a security it owns and agrees to buy it back at a set price and date. During the period the security is held by the other party, the Portfolio may continue to receive principal and interest payments on the security.

Short Sales — In a short sale, we sell a security we do not own to take advantage of an anticipated decline in the stock's price. The Portfolio borrows the stock for delivery and if it can buy the stock later at a lower price, a profit results.

Short Sales Against-the-Box — A short sale against the box involves selling a security that the Portfolio owns, or has the right to obtain without additional costs, for delivery at a specified date in the future. A Portfolio may make a short sale against the box to hedge against anticipated declines in the market price of a portfolio security. If the value of the security sold short increases instead, the Portfolio loses the opportunity to participate in the gain.

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Swap Options — A swap option is a contract that gives a counterparty the right (but not the obligation) to enter into a swap agreement or to shorten, extend cancel or otherwise modify an existing swap agreement at some designated future time on specified terms. See also "Options" defined above.

Swaps — Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. Credit Default Swaps, Equity Swaps, Interest Rate Swaps and Total Return Swaps are four types of swap agreements.

Total Return Swaps — In a total return swap, payment (or receipt) of an index's total return is exchanged for the receipt (or payment) of a floating interest rate. See also "Swaps" defined above.

When-Issued and Delayed Delivery Securities — With when-issued or delayed delivery securities, the delivery and payment can take place a month or more after the date of the transaction. A Portfolio will make commitments for when-issued transactions only with the intention of actually acquiring the securities. A Portfolio's custodian will maintain in a segregated account, liquid assets having a value equal to or greater than such commitments. If the Portfolio chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other security, incur a gain or loss.

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HOW THE FUND IS MANAGED

Board of Trustees

The Board of Trustees of the Fund (the Board) oversees the actions of the Investment Managers and the Subadvisers and decides on general policies. The Board also oversees the Fund's officers who conduct and supervise the daily business operations of the Fund.

Investment Managers

AST Investment Services, Inc. (AST) One Corporate Drive, Shelton, Connecticut, and Prudential Investments LLC (PI) Gateway Center Three, 100 Mulberry Street, Newark, New Jersey, serve as co-investment managers of the Fund.

The Fund's Investment Management Agreements, on behalf of each Portfolio, with AST and PI (the Management Agreements), provide that AST and PI (the Investment Managers) will furnish each applicable Portfolio with investment advice and administrative services subject to the supervision of the Board of Trustees and in conformity with the stated policies of the applicable Portfolio. The Investment Managers must also provide, or obtain and supervise, the executive, administrative, accounting, custody, transfer agent and shareholder servicing services that are deemed advisable by the Board.

The Investment Managers have engaged the Subadvisers to conduct, in whole or in part, the investment programs of the Portfolios, which generally includes the purchase, retention and sale of portfolio securities. The Investment Managers are responsible for monitoring the activities of the Subadvisers and reporting on such activities to the Board. The Fund has obtained an exemption from the Securities and Exchange Commission (the Commission) that permits the Investment Managers, subject to approval by the Board, to change Subadvisers for a Portfolio and to enter into new subadvisory agreements, without obtaining shareholder approval of the changes. This exemption (which is similar to exemptions granted to other investment companies that are organized in a manner similar to the Fund) is intended to facilitate the efficient supervision and management of the Subadvisers by the Investment Managers and the Trustees. PI conducts the investment program for the Dynamic Asset Allocation Portfolios as described above. PI in conjunction with asset allocation Subadvisers, conducts the investment program for the Tactical Asset Allocation Programs as described above. As set forth above, PI also conducts the investment program for a portion of the assets of the Advanced Strategies Portfolio.

Under normal conditions, the Investment Managers will determine the division of the assets of the Portfolios among the applicable Subadvisers and PI. All daily cash inflows (that is, purchases and reinvested distributions) and outflows (that is, redemptions and expense items) will be divided among the Subadvisers and PI as the Investment Managers deem appropriate. The Investment Managers may change the target allocation of assets among Subadvisers, transfer assets between Subadvisers, or change the allocation of cash inflows or cash outflows among Subadvisers for any reason and at any time without notice. As a consequence, the Investment Managers may allocate assets or cash flows from a portfolio segment that has appreciated more to another portfolio segment.

Reallocations of assets among the Subadvisers and PI may result in additional costs since sales of securities may result in higher portfolio turnover. Also, because the Subadvisers and PI select portfolio securities independently, it is possible that a security held by a portfolio segment may also be held by another portfolio segment of the Portfolio or that certain Subadvisers or PI may simultaneously favor the same industry. The Investment Managers will monitor the overall portfolio to ensure that any such overlaps do not create an unintended industry concentration. In addition, if a Subadviser or PI buys a security as another Subadviser or PI sells it, the net position of the Portfolio in the security may be approximately the same as it would have been with a single portfolio and no such sale and purchase, but the Portfolio will have incurred additional costs. The Investment Managers will consider these costs in determining the allocation of assets or cash flows. The Investment Managers will consider the timing of asset and cash flow reallocations based upon the best interests of each Portfolio and its shareholders.

A discussion regarding the basis for the Board's approval of the Fund's investment advisory agreements is available in the Fund's semi-annual report (for agreements approved during the six month period ended June 30) and in the Fund's annual report (for agreements approved during the six month period ended December 31).

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Investment Management Fees

The following chart lists the total effective annualized investment management fees paid by each Portfolio of the Fund to AST during 2008:

Investment Management Fees Paid by the Portfolios
Portfolio	Total investment management fees as % of average net assets[2]
AST Federated Aggressive Growth	.95
AST Small-Cap Value	.90
AST Goldman Sachs Mid-Cap Growth	.99
AST Mid-Cap Value	.95
AST QMA US Equity Alpha[1]	.86
AST AllianceBernstein Growth & Income	.75
AST Cohen & Steers Realty	.90
AST Money Market	.47

Notes to Investment Management Fees Table: 1Includes effective fee relating to the Porfolio prior to its repositioning from AllianceBernstein Managed Index 500 Portfolio to QMA US Equity Alpha Portfolio.

2Please refer to the Statement of Additional Information for contractual fee information for each of the portfolios.

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Investment Subadvisers

The Portfolios of the Fund each have one more or more investment Subadvisers providing the day-to-day investment management of the Portfolio. PI provides for the day-to-day investment management of the AST Dynamic Asset Allocation Portfolios. AST pays each investment Subadviser a subadvisory fee out of the fee that AST receives from the Fund. The investment Subadvisers for each Portfolio of the Fund are listed in the table below:

Portfolio	Investment Subadviser
AST Federated Aggressive Growth	Federated Equity Management Company of Pennsylvania
AST Small-Cap Value	J.P. Morgan Investment Management, Inc.
Lee Munder Investments, Ltd.
ClearBridge Advisors, LLC
Dreman Value Management, L.L.C.
AST Goldman Sachs Mid-Cap Growth	Goldman Sachs Asset Management, L.P.
AST Mid-Cap Value	WEDGE Capital Management, LLP
EARNEST Partners LLC
AST QMA US Equity Alpha	Quantitative Management Associates LLC
AST AllianceBernstein Growth & Income	AllianceBernstein L.P.
AST Cohen & Steers Realty	Cohen & Steers Capital Management, Inc.
AST Money Market Portfolio	Prudential Investment Management, Inc.

Descriptions of each Subadviser are set out below:

AllianceBernstein L.P. (AllianceBernstein) has helped investors build and preserve wealth through disciplined investment strategies for over 40 years. AllianceBernstein is a globally recognized leader in growth, value, fixed income, and style-blend investing. AllianceBernstein's assets under management totaled $462 billion, as of December 31, 2008. AllianceBernstein's address is 1345 Avenue of the Americas, New York, New York 10105.

ClearBridge Advisors, LLC (ClearBridge) has offices at 620 8th Avenue, New York, New York, 10018. ClearBridge is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2008, ClearBridge had assets under management of approximately $49.9 billion.

Cohen & Steers Capital Management, Inc. (Cohen & Steers) is a manager of income-oriented equity portfolios specializing in U.S. and international real estate securities, large cap value stocks, utilities and listed infrastructure, and preferred securities.. As of December 31, 2008, Cohen & Steers managed approximately $15.1 billion in assets. Cohen & Steers is a wholly owned subsidiary of Cohen & Steers, Inc. ("CNS"), a publicly traded company whose common stock is listed on the New York Stock Exchange. Cohen & Steers' address is 280 Park Avenue, New York, New York 10017.

Dreman Value Management, L.L.C. (Dreman) had approximately $8.5 billion under management as of December 31, 2008. Dreman's offices are located at Harborside Financial Center, Plaza 10, Suite 800, Jersey City, NJ 07311. Dreman's address is 520 East Cooper Ave., Suite 230-4, Aspen, CO 81611. Dreman is an employee controlled and limited liability company with clients including, but not limited to, registered investment companies, separate accounts offered by variable annuity products, and individual investor accounts.

EARNEST Partners LLC (EARNEST) was founded in 1998 and as of December 31, 2008, managed approximately $14 billion in assets. EARNEST's address is 1180 Peachtree Street NE, Suite 2300, Atlanta, Georgia 30309.

Federated Equity Management Company of Pennsylvania (Federated Equity). Federated Advisory Services Company (Federated Services), an affiliate of the Adviser, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated Equity. The fee for these services is paid by the Federated Equity and not by the Fund. Federated Global Investment Management Corp. (Federated Global), 450 Lexington Avenue, Suite 3700, New York, New York 10017-3943 serves as Subadviser. Federated Equity was organized in 2003, and Federated Global was organized in 1995. Federated Equity, Federated Global and their affiliates serve as investment advisors to a number of investment companies and private accounts. Total assets under management or administration by Federated and its affiliates as of December 31, 2008 were approximately $407.3 billion. Federated Equity's address is Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779.

Goldman Sachs Asset Management, L.P. (GSAM) has been registered as an investment adviser with the SEC since 1990 and is an affiliate of Goldman, Sachs & Co. ("Goldman Sachs"). As of December 31, 2008, GSAM, including its investment advisory affiliates, had assets under management of $690.7 billion. GSAM's address is 32 Old Slip, New York, New York 10005.

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J.P. Morgan Investment Management Inc. (J.P. Morgan) is an indirect wholly-owned subsidiary of J.P. Morgan Chase Co., a publicly held bank holding company and global financial services firm. JP Morgan manages assets for governments, corporations, endowments, foundations and individuals worldwide. As of December 31, 2008, J.P. Morgan and its affiliated companies had approximately $1.1 trillion in assets under management worldwide. J.P. Morgan's address is 245 Park Avenue, New York, New York 10167.

Lee Munder Investments, Ltd. (Lee Munder) was founded in 2000 and is 80% owned by its employees with the remainder of the firm owned by Castanea Partners. As of December 31, 2008, Lee Munder managed approximately $3.0 billion in assets. Lee Munder's address is 200 Clarendon Street, Boston, Massachusetts 02116.

Prudential Investment Management, Inc. (PIM) is an indirect, wholly-owned subsidiary of Prudential Financial, Inc. As of December 31, 2008 PIM had approximately $395 billion in assets under management. PIM's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

Quantitative Management Associates LLC (QMA) is a wholly owned subsidiary of Prudential Investment Management, Inc. (PIM). As of December 31, 2008, QMA managed approximately $53.5 billion in assets, including approximately $15.4 billion that QMA, as a balanced manager, allocated to investment vehicles advised by affiliated and unaffiliated managers. QMA's address is Gateway Center Two, 100 Mulberry Street, Newark, New Jersey 07102.

WEDGE Capital Management, LLP (WEDGE) is an independent investment advisor owned and operated by 11 General Partners. As of December 31, 2008, WEDGE had approximately $7 billion in assets under management. WEDGE's address is 301 South College St., Suite 2920, Charlotte, North Carolina 28202.

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Portfolio Managers

Information about the portfolio managers responsible for the day-to-day management of the Fund's Portfolios is set forth below.

In addition to the information set forth below, the Fund's SAI provides additional information about each Portfolio Manager's compensation, other accounts managed by each Portfolio Manager, and each Portfolio Manager's ownership of shares of the Fund's Portfolios.

AST Federated Aggressive Growth Portfolio

The portfolio managers responsible for management of the Federated Equity portion of the Portfolio are Aash M. Shah, Lawrence Auriana, Hans P. Utsch and John Ettinger. Mr. Shah has managed the Portfolio since May 2002. Mr. Shah joined Federated Equity's parent company in 1993, has been a Portfolio Manager since 1995, and has been a Vice President of the parent company since January 1997. Mr. Shah served as an Assistant Vice President of the parent company from 1995 through 1996. Mr. Auriana has managed the portfolio since May 2002. He and Mr. Utsch are Co-Heads of Federated Global's Kaufman Investment Area. They joined Federated Global's parent company in April 2001. Mr.Auriana was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was the President and Treasurer of Edgemont Asset Management Corp., the adviser to The Kaufmann Fund. Mr. Auriana has been engaged in the securities business since 1965. Mr.Utsch has managed the portfolio since May 2002. Mr. Utsch was the portfolio manager of The Kaufmann Fund, from 1985 to 2001. From 1984 to 2001, he was Chairman of the Board and Secretary of Edgemont Asset Management Corp. Mr. Utsch has been engaged in the securities business since 1962. Mr.Ettinger was named a portfolio manager of the Portfolio in May 2004. Mr. Ettinger has been an investment analyst with Federated Equity's parent company since April 2001. He served as an investment analyst with Edgemont Asset Management Corp. from 1996 to 2001.

AST Small-Cap Value Portfolio

J.P. Morgan Segment. The portfolio managers responsible for day-to-day management of the portion of the Portfolio managed by JP Morgan are Christopher T. Blum and Dennis S. Ruhl.

Christopher T. Blum, managing director, is the CIO of the U.S. Behavioral Finance Group. An employee since 2001, Chris is responsible for the Intrepid and Behavioral Small Cap strategies. Chris rejoined the firm in 2001 where he acted as a portfolio manager and headed the U.S. Behavioral Finance Small Cap Equity Group. Before rejoining the firm in 2001, Chris spent two years as a research analyst responsible for the valuation and acquisition of private equity assets at Pomona Capital. Prior to that, he spent over three years in the U.S. Structured Equity Group at J.P. Morgan where he focused on structured small-cap core and small-cap value accounts. Christopher earned his B.B.A. in finance at the Bernard M. Baruch School for Business and is a holder of the CFA designation.

Dennis S. Ruhl, vice president, is the head of the U.S. Behavioral Finance Small Cap Equity Group. A member of the team since 2001, Dennis also acts as a portfolio manager and leads the group's quantitative research effort. An employee since 1999, Dennis previously worked on quantitative equity research (focusing on trading) as well as business development. Dennis holds dual bachelor's degrees in mathematics and computer science and a master's degree in computer science, all from MIT. Dennis is the former New York and National Chair of the Board of Minds Matter, a non-profit mentoring organization. He is also a board member of the MIT Club of New York and Regional Vice Chair of the MIT Educational Council. Dennis is a CFA charterholder.

Lee Munder Segment. R. Todd Vingers serves as the portfolio manager for the portion of the Portfolio managed by Lee Munder. Mr. Vingers joined Lee Munder in June 2002 as a small cap value portfolio manager. Mr. Vingers has over 18 years of investment experience and most recently served as vice president and senior portfolio manager for American Century Investments. Prior to joining American Century Investments, Mr. Vingers was a valuation analyst for the Hawthorne Company. Mr. Vingers earned a B.A. from the University of St. Thomas and an M.B.A. from the University of Chicago Graduate School of Business. Mr. Vingers is a member of the Institute of Chartered Financial Analysts and the Association for Investment Management and Research (AIMR). Mr. Vingers has managed the Portfolio since Lee Munder became one of its Subadvisers in November 2004.

ClearBridge Segment. Peter Hable is the lead portfolio manager and is assisted by a team of portfolio managers that includes Mark Bourguignon, Marina Chinn, Mark Feasey and Michael Kang, each of whom is a director and portfolio analyst of the Subadviser.

Mr. Hable is ultimately responsible for all buy and sell decisions and sector allocations.Mr. Hable has more than 26 years of investment industry experience and has managed the ClearBridge portion of the Portfolio since December 2005. Mr. Hable has a B.S. in Economics from Southern Methodist University and an MBA from the University of Pennsylvania's Wharton School of Finance.

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Mark Bourguignon joined the Subadviser its predecessor companies in 2003 and has 10 years of investment industry experience. From 2001 to 2002, he was a research analyst at Option Advantage Partners, LP.

Mark Feasey, CFA, joined the Subadviser or its predecessor companies in 2005 and has 11 years of investment industry experience. From 2002 to 2005, he was an equity analyst at Hotchkis and Wiley Capital Management.

Marina Chinn joined the Subadviser or its predecessor companies in June 2005 and has 6 years of investment industry experience. From January to March 2005, she was a vice president and investment banker at Citigroup Global Corporate and Investment Bank ("Citigroup") and from August 2001 to December 2004, she was an associate and investment banker at Citigroup.

Michael Kang joined the Subadviser or its predecessor companies in 2004 and has 9 years of investment industry experience. In January 2003, Mr. Kang joined Carlin Financial Group as a proprietary trader and prior to that, he was a global technology analyst at Montgomery Asset Management.

Dreman Segment. David N. Dreman, E. Clifton Hoover, Jr., CFA, and Mark Roach manage the portion of the Portfolio assigned to Dreman. David N. Dreman is the Chairman and Chief Investment Officer of Dreman Value Management, L.L.C. and Co-Lead Portfolio Manager. Mr. Dreman began his investment career in 1957, and is the founder of Dreman Value Management, L.L.C. Mr. Dreman serves as the co-lead portfolio manager. Mr. Dreman founded his first investment firm, Dreman Value Management, Inc., in 1977 and served as its President and then Chairman to 1995, followed by a similar role at Dreman Value Advisors, Inc. from 1995 to 1997.

E. Clifton Hoover, Jr., CFA has over 20 years of experience in the investment management industry. He has built his career on the low P/E approach to investing, that is at the center of the Dreman philosophy. Prior to joining Dreman Value Management, L.L.C. Mr. Hoover was a Managing Director and Portfolio Manager at NFJ Investment Group. In this role Mr. Hoover managed a Dividend Value portfolio and Small Cap portfolio. In addition, he assisted with consultant relationship building and retail channel support for both mutual fund and wrap accounts. Mr. Hoover also has experience from Credit Lyonnais where he was responsible for the financial analysis and client servicing of a $5 billion diversified corporate portfolio, involving various debt instruments and equity investments. At Citibank Financial where he worked earlier in his career, Mr. Hoover gained experience as a Financial Analyst. In this position he was responsible for the in-depth financial analysis of US companies and their respective industries with regard to potential debt or equity transactions. At RepublicBank where Mr. Hoover began his career in finance he worked as a Credit Analyst a progressed up the ranks to Vice President of Corporate Banking. Mr. Hoover graduated from Texas Tech University in 1984 with his BBA in Finance. He then went on to complete his MS in Finance at Texas Tech the following year.

Mark Roach is a Managing Director of Dreman. Mark Roach joined Dreman Value Management in November 2006 as a Managing Director and Portfolio Manager of Small and Mid Cap products. Prior to joining Dreman, Mr. Roach was a Portfolio Manager at Vaughan Nelson Investment Management, managing a small cap product from 2002 through 2006. In April of 2006, Mr. Roach was also given the responsibility for the management of the newly seeded MidCap product with approximately $770 million in assets which was benchmarked against the Russell Mid Cap Value Index and the Russell 2500 Value Index. Mr. Roach has significant experience in working with institutions, pensions and endowments and is well known in the consulting and high net worth community. Mr. Roach served as a security analyst from 1997 to 2001 for various institutions including Fifth-Third Bank, Lynch, Jones Ryan and USAA. Mr. Roach also serves as a Board Member on the Rice University Wright Fund since 2003. He has an MBA from the University of Chicago's Graduate School of Business and a bachelors Degree from the Baldwin Wallace College.

AST Goldman Sachs Mid-Cap Growth Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are Steve Barry, Dave Shell and Greg Ekizian.

Steven M. Barry is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in industrials and multi-industry companies. He is also responsible for the team's Mid Cap Growth strategy. Prior to joining Goldman Sachs Asset Management, L.P. in June 1999, he was a portfolio manager at Alliance Capital Management. During Steve's eleven year tenure at Alliance, he managed growth portfolios with varying mandates including Small Capitalization, All-Capitalization, and Mid-Capitalization. His past experiences also include 3 years with Hutton Asset Management. He graduated from Boston College in 1985 with a B.A. in Mathematics and Economics.

David G. Shell is a Managing Director/Partner of Goldman, Sachs & Co. He is a Chief Investment Officer and a senior portfolio manager for the Growth Team. He has primary responsibility for investment research in entertainment, cable television, broadcasting, telecommunications, and wireless communications. Dave was a senior portfolio manager at Liberty Investment Management prior to

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Goldman Sachs Asset Management's acquisition of Liberty in January 1997. He joined Liberty's predecessor firm, Eagle Asset Management, in 1987. Dave graduated from the University of South Florida in 1987 with a B.A. in Finance.

AST Mid-Cap Value Portfolio

EARNEST Segment. Paul Viera, the founder of EARNEST Partners, is primarily responsible for the day-to-day management of the portion of the Portfolio managed by EARNEST. Mr. Viera was a Vice President at Bankers Trust in both New York and London. He later joined INVESCO, where he became a Global Partner and senior member of its Investment Team. Mr. Viera is a member of the Atlanta Society of Financial Analysts and has over 25 total years of investment experience. He serves on several boards, including North Carolina Outward Bound. He is also a frequent commentator for several news organizations, such as CNBC, Radio Wall Street and the Atlanta Journal Constitution. Mr. Viera has a BA in Economics from the University of Michigan and an MBA from Harvard Business School.

WEDGE Segment. Paul M. VeZolles, John G. Norman, and Caldwell Calame are responsible for the day-to-day management of the portion of the Portfolio managed by WEDGE.

Paul M. VeZolles, CFA, General Partner, is the lead mid-cap analyst on the team. Mr.VeZolles has twenty-four years of investment experience and is responsible for equity research on companies with market capitalizations between $1 billion and $15 billion. Prior to joining WEDGE in 1995, Mr. VeZolles was an Equity Analyst at Palley-Needelman Asset Management in Newport Beach, California, and an Equity Analyst with CMB Investment Counselors in Los Angeles. Mr. VeZolles received his Bachelor of Arts degree in Economics from Indiana University and his Master of Arts in Economics from DePaul University. Mr. VeZolles is a member of the CFA North Carolina Society.

John G. Norman, General Partner, has seventeen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2004,Mr. Normanwas a Senior Vice President at Banc of America Capital Management. He was formerly associated with Brown Brothers Harriman, Wheat First Butcher Singer, and William M. Mercer Investment Consulting. Mr. Norman received his Bachelor of Business Administration - Finance from The College of William and Mary.

Caldwell Calame, CFA, Executive Vice President, has fifteen years of investment experience and is responsible for portfolio management and client service. Prior to joining WEDGE in 2007, Mr. Calame was a Director and Institutional Relationship Manager at Columbia Management, the asset management group of Bank of America. He was formerly associated with Bank of America in multiple groups including Banc of America Capital Management and Banc of America Investor Services. Mr. Calame received his Bachelor of Arts degree in Psychology at The University of the South at Sewanee. He also received his Masters of Business Administration degree at Wake Forest University, the Babcock Graduate School of Management. Mr. Calame is a member of the CFA North Carolina Society.

AST QMA US Equity Alpha Portfolio

QMA uses a team of portfolio managers and analysts to manage the Portfolio. The following portfolio managers have overall responsibility for managing the Portfolio's day-to-day activities:

Margaret S. Stumpp, PhD is the Chief Investment Officer of QMA. She is portfolio manager for equity portfolios for institutional investors and mutual fund clients. Maggie is extensively involved in quantitative research in asset allocation, security selection and portfolio construction for QMA. Maggie joined QMA's predecessor in 1987. She has published articles on finance and economics in numerous publications, including, The Financial Analysts Journal, The Journal of Portfolio Management, The Journal of Investment Management and Award Papers in Public Utility Economics. Maggie earned a BA cum laude with distinction in Economics from Boston University, and holds an AM and PhD in Economics from Brown University.

Ted Lockwood is a Managing Director for Quantitative Management Associates (QMA), as well as the head of the asset allocation area. Ted is responsible for managing quantitative equity portfolios, investment research, and new product development. Ted has also worked as a member of the technical staff at ATT Bell Laboratories. Ted graduated summa cum laude with a BE in Engineering from Stony Brook University and earned an MS in Engineering and an MBA in Finance from Columbia University.

Devang Gambhirwala is a Principal and Portfolio Manager for Quantitative Management Associates (QMA). Devang is primarily responsible for overseeing the quantitative core long-short and large-cap equity mandates, and is also responsible for the management of structured products. Earlier at Prudential Investment Management, Devang worked as a Quantitative Research Analyst and an Assistant Portfolio Manager. He earned a BS in Computer and Information Sciences from the New Jersey Institute of Technology and an MBA from Rutgers University.

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AST AllianceBernstein Growth & Income Portfolio

Frank Caruso, the head of the U.S. Relative Value Team is primarily responsible for the day-to-day management of the Portfolio since AllianceBernstein became the Portfolio's Subadviser in May 2000. Mr. Caruso is a Senior Vice President of AllianceBernstein and has been associated with AllianceBernstein since 1994.

AST Cohen & Steers Realty Portfolio

The portfolio managers responsible for the day-to-day management of the Portfolio are: Martin Cohen, Robert H. Steers, Joseph M. Harvey and Jon Y. Cheigh, CPA.

Martin Cohen, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 31 years of experience. Prior to co-founding the firm in 1986 with Mr. Steers, Mr. Cohen was a senior vice president and portfolio manager at National Securities and Research Corporation from 1984 to 1986, where, in 1985, he and Mr. Steers organized and managed the nation's first real estate securities mutual fund. Mr. Cohen has a BS degree from the City College of New York and an MBA degree from New York University. He has served as a member of the Board of Governors of the National Association of Real Estate Investment Trusts. In 2001, he was the recipient of the National Association of Real Estate Investment Trusts Industry Achievement Award. He is based in New York.

Robert H. Steers, co-chairman and co-CEO, is a senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 30 years of experience. Prior to co-founding the firm in 1986 with Mr. Cohen, Mr. Steers was a senior vice president and the chief investment officer of National Securities and Research Corporation from 1982 to 1986, where, in 1985, he and Mr. Cohen organized and managed the nation's first real estate securities mutual fund. Mr. Steers has a BS degree from Georgetown University and an MBA degree from George Washington University. He is based in New York.

Joseph M. Harvey, president, is global chief investment officer and senior portfolio manager for all of Cohen & Steers' portfolios and a member of the firm's investment committee. He has 20 years of experience. Prior to joining the firm in 1992, Mr. Harvey was a vice president with Robert A. Stanger Co. for five years, where he was an analyst specializing in real estate and related securities for the firm's research and consulting activities. Mr. Harvey has a BSE degree from Princeton University. He is based in New York.

Jon Y. Cheigh, CPA, senior vice president, is a portfolio manager for Cohen & Steers' U.S. Realty Total Return portfolios. He has 12 years of experience. Prior to joining the firm in 2005, Mr. Cheigh was a vice president and senior REIT analyst for two years at Security Capital Research Management. Previously, he was a vice president of real estate acquisitions at InterPark and an acquisitions associate at Urban Growth Property Trust, two privately held REITs. Mr. Cheigh has a BA cum laude from Williams College and an MBA degree from the University of Chicago. He is based in New York. He has been managing the Portfolio since March 2008.

Cohen & Steers utilizes a team-based approach in managing the Fund. Mr. Cohen, Mr. Steers and Mr. Harvey are the leaders of this team. Mr. Cheigh directs and supervises the execution of the Fund's investment strategy.

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HOW TO BUY AND SELL SHARES OF THE PORTFOLIOS

Purchasing and Redeeming Shares of the Portfolios

The way to invest in the Portfolios is through certain variable life insurance and variable annuity contracts. Together with this prospectus, you should have received a prospectus for such a Contract. You should refer to that prospectus for further information on investing in the Portfolios.

Shares are redeemed for cash within seven days of receipt of a proper notice of redemption or sooner if required by law. There is no redemption charge. We may suspend the right to redeem shares or receive payment when the New York Stock Exchange (NYSE) is closed (other than weekends or holidays), when trading on the NYSE is restricted, or as permitted by the SEC.

Redemption in Kind

The Fund may pay the redemption price to shareholders of record (generally, the insurance company separate accounts holding Fund shares) in whole or in part by a distribution in-kind of securities from the relevant investment portfolio of the Fund, in lieu of cash, in conformity with applicable rules of the Securities and Exchange Commission (SEC) and procedures adopted by the Fund's Board of Trustees. Securities will be readily marketable and will be valued in the same manner as in a regular redemption.

If shares are redeemed in kind, the recipient will incur transaction costs in converting such assets into cash. These procedures govern the redemption by the shareholder of record, generally an insurance company separate account. The procedures do not affect payments by an insurance company to a contract owner under a variable contract.

Frequent Purchases or Redemptions of Portfolio Shares

The Fund is part of the group of investment companies advised by PI that seeks to prevent patterns of frequent purchases and redemptions of shares by its investors (the "PI funds"). Frequent purchases and redemptions may adversely affect the investment performance and interests of long-term investors in the Portfolios. When an investor engages in frequent or short-term trading, the PI funds may have to sell portfolio securities to have the cash necessary to pay the redemption amounts. This may cause the PI funds to sell Portfolio securities at inopportune times, hurting their investment performance. When large dollar amounts are involved, frequent trading can also make it difficult for the PI funds to use long-term investment strategies because they cannot predict how much cash they will have to invest. In addition, if a PI fund is forced to liquidate investments due to short-term trading activity, it may incur increased transaction and tax costs.

Similarly, the PI funds may bear increased administrative costs as a result of the asset level and investment volatility that accompanies patterns of short-term trading. Moreover, frequent or short-term trading by certain investors may cause dilution in the value of PI fund shares held by other investors. PI funds that invest in foreign securities may be particularly susceptible to frequent trading, because time zone differences among international stock markets can allow an investor engaging in short-term trading to exploit fund share prices that may be based on closing prices of foreign securities established some time before the fund calculates its own share price. PI funds that invest in certain fixed income securities, such as high-yield bonds or certain asset-backed securities, may also constitute effective vehicles for an investor's frequent trading strategies.

The Boards of Directors/Trustees of the PI funds, including the Fund, have adopted policies and procedures designed to discourage or prevent frequent trading by investors. The policies and procedures for the Fund are limited, however, because the Fund does not directly sell its shares directly to the public. Instead, Portfolio shares are sold only to insurance company separate accounts that fund variable annuity contracts and variable life insurance policies (together, the "contracts"). Therefore, the insurance companies purchasing Portfolio shares (the "participating insurance companies"), not the Fund, maintain the individual contract owner account records. Each participating insurance company submits to the Fund's transfer agent daily aggregate orders combining the transactions of many contract owners. Therefore, the Fund and its transfer agent do not monitor trading by individual contract owners.

Under the Fund's policies and procedures, the Fund has notified each participating insurance company that the Fund expects the insurance company to impose restrictions on transfers by contract owners. The current participating insurance companies are Prudential and two insurance companies not affiliated with Prudential. The Fund may add additional participating insurance companies in the future. The Fund receives reports on the trading restrictions imposed by Prudential on variable contract owners investing in the Portfolios, and the Fund monitors the aggregate cash flows received from unaffiliated insurance companies. In addition, the Fund has entered shareholder information agreements with participating insurance companies as required by Rule 22c-2 under the Investment Company Act. Under these agreements, the participating insurance companies have agreed to: (i) provide certain information regarding contract owners who engage in transactions involving Portfolio shares and (ii) execute any instructions from the Fund to restrict or prohibit further purchases or exchanges of Portfolio shares by contract owners who have been identified by the Fund as having engaged in transactions in Portfolio shares that violate the Fund's frequent trading policies and procedures. The

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Fund and its transfer agent also reserve the right to reject all or a portion of a purchase order from a participating insurance company. If a purchase order is rejected, the purchase amount will be returned to the insurance company.

The Fund also employs fair value pricing procedures to deter frequent trading. Those procedures are described in more detail under "Net Asset Value," below.

Each Fund of Funds invests primarily or exclusively in other Portfolios of the Trust that are not operated as Funds of Funds. These portfolios in which the Funds of Funds invest are referred to as Underlying Trust Portfolios. The policies that have been implemented by the participating insurance companies to discourage frequent trading apply to transactions in Funds of Funds shares. Transactions by the Funds of Funds in Underlying Trust Portfolio shares, however, are not subject to any limitations and are not considered frequent or short-term trading. For example, the Funds of Funds may engage in significant transactions in Underlying Trust Portfolio shares in order to: (i) change their investment focus, (ii) rebalance their investments to match the then-current asset allocation mix, (iii) respond to significant purchases or redemptions of Fund of Funds shares, or (iv) respond to changes required by the underlying contracts. These transactions by the Funds of Funds in Underlying Trust Portfolio shares may be disruptive to the management of an Underlying Trust Portfolio because such transactions may: (i) cause the Underlying Trust Portfolio to sell portfolio securities at inopportune times to have the cash necessary to pay redemption requests, hurting their investment performance, (ii) make it difficult for the Subadvisers for the Underlying Trust Portfolios to fully implement their investment strategies, and (iii) lead to increased transaction and tax costs.

The AST Bond Portfolios 2015, 2018, and 2019, the AST Investment Grade Bond Portfolio and certain other Portfolios may be used in connection with certain living benefit programs, including, without limitation, certain "guaranteed minimum accumulation benefit" programs and certain "guaranteed minimum withdrawal benefit" programs. In order for the participating insurance companies to manage the guarantees offered in connection with these benefit programs, the insurance companies generally: (i) limit the number and types of variable sub-accounts in which contract holders may allocate their account values (referred to in this Prospectus as the Permitted Sub-Accounts) and (ii) require contract holders to participate in certain specialized asset transfer programs. Under these asset transfer programs, the participating insurance companies will monitor each contract owner's account value from time to time and, if necessary, will systematically transfer amounts among the Permitted Sub-Accounts as dictated by certain non-discretionary mathematical formulas. These mathematical formulas will generally focus on the amounts guaranteed at specific future dates or the present value of the estimated lifetime payments to be made, as applicable.

As an example of how these asset transfer programs will operate under certain market environments, a downturn in the equity markets (i.e., a reduction in a contract holder's account value within the Permitted Sub-Accounts) and certain market return scenarios involving "flat" returns over a period of time may cause participating insurance companies to transfer some or all of such contract owner's account value to a Target Maturity Portfolio or the AST Investment Grade Bond Portfolio. In general terms, such transfers are designed to ensure that an appropriate percentage of the projected guaranteed amounts are offset by assets in investments like the Target Maturity Portfolios or the AST Investment Grade Bond Portfolio.

The above-referenced asset transfer programs are an important part of the guarantees offered in connection with the applicable living benefit programs. Such asset transfers may, however, result in large-scale asset flows into and out of the relevant Portfolios. Such asset transfers could adversely affect a Portfolio's investment performance by requiring the relevant investment adviser or Subadviser to purchase and sell securities at inopportune times and by otherwise limiting the ability of the relevant investment adviser or Subadviser to fully implement the Portfolio's investment strategies. In addition, these asset transfers may result in relatively small asset bases and relatively high transaction costs and operating expense ratios for a Portfolio compared to other similar funds.

Investors seeking to engage in frequent trading activities may use a variety of strategies to avoid detection and, despite the efforts of the Fund and the participating insurance companies to prevent such trading, there is no guarantee that the Fund or the participating insurance companies will be able to identify these investors or curtail their trading practices. Therefore, some Fund investors may be able to engage in frequent trading, and, if they do, the other Fund investors would bear any harm caused by that frequent trading. The Fund does not have any arrangements intended to permit trading in contravention of the policies described above.

For information about the trading limitations applicable to you, please see the prospectus for your contract or contact your insurance company.

Net Asset Value

Any purchase or sale of Portfolio shares is made at the net asset value, or NAV, of such shares. The price at which a purchase or redemption is made is based on the next calculation of the NAV after the order is received in good order. The NAV of each share class of each Portfolio is determined on each day the NYSE is open for trading as of the close of the exchange's regular trading session (which is generally 4:00 p.m. New York time). The NYSE is closed on most national holidays and Good Friday. The Fund does not price, and shareholders will not be able to purchase or redeem, the Fund's shares on days when the NYSE is closed but the primary

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markets for the Fund's foreign securities are open, even though the value of these securities may have changed. Conversely, the Fund will ordinarily price its shares, and shareholders may purchase and redeem shares, on days that the NYSE is open but foreign securities markets are closed.

The securities held by each of the Fund's portfolios are valued based upon market quotations or, if not readily available, at fair value as determined in good faith under procedures established by the Fund's Board of Trustees. The Fund may use fair value pricing if it determines that a market quotation is not reliable based, among other things, on market conditions that occur after the quotation is derived or after the closing of the primary market on which the security is traded, but before the time that the NAV is determined. This use of fair value pricing most commonly occurs with securities that are primarily traded outside of the U.S., because such securities present time-zone arbitrage opportunities when events or conditions affecting the prices of specific securities or the prices of securities traded in such markets generally occur after the close of the foreign markets but prior to the time that a Portfolio determines its NAV.

The Fund may also use fair value pricing with respect to U.S. traded securities if, for example, trading in a particular security is halted and does not resume before a Portfolio calculates its NAV or the exchange on which a security is traded closes early. In addition, fair value pricing is used for securities where the pricing agent or principal market maker does not provide a valuation or methodology or provides a valuation or methodology that, in the judgment of the Manager (or Subadviser) does not represent fair value. Different valuation methods may result in differing values for the same security. The fair value of a portfolio security that a Portfolio uses to determine its NAV may differ from the security's published or quoted price. If a Portfolio needs to implement fair value pricing after the NAV publishing deadline but before shares of the Portfolio are processed, the NAV you receive or pay may differ from the published NAV price. For purposes of computing the Fund's NAV, we will value the Fund's futures contracts 15 minutes after the close of regular trading on the NYSE. Except when we fair value securities, we normally value each foreign security held by the Fund as of the close of the security's primary market.

Fair value pricing procedures are designed to result in prices for a Portfolio's securities and its NAV that are reasonable in light of the circumstances which make or have made market quotations unavailable or unreliable, and to reduce arbitrage opportunities available to short-term traders. There is no assurance, however, that fair value pricing will more accurately reflect the market value of a security than the market price of such security on that day or that it will prevent dilution of a Portfolio's NAV by short-term traders.

The NAV for each of the Portfolios other than the Money Market Portfolio is determined by a simple calculation. It's the total value of a Portfolio (assets minus liabilities) divided by the total number of shares outstanding. The NAV for the Money Market Portfolio will ordinarily remain at $1 per share. (The price of each share remains the same but you will have more shares when dividends are declared.)

To determine a Portfolio's NAV, its holdings are valued as follows:

Equity Securities for which the primary market is on an exchange (whether domestic or foreign) shall be valued at the last sale price on such exchange or market on the day of valuation or, if there was no sale on such day, at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Securities included within the NASDAQ market shall be valued at the NASDAQ official closing price (NOCP) on the day of valuation, or if there was no NOCP issued, at the last sale price on such day. Securities included within the NASDAQ market for which there is no NOCP and no last sale price on the day of valuation shall be valued at the mean between the last bid and asked prices on such day or at the last bid price on such day in the absence of an asked price. Equity securities that are not sold on an exchange or NASDAQ are generally valued by an independent pricing agent or principal market maker.

A Portfolio may own securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Portfolios do not price their shares. Therefore, the value of a Portfolio's assets may change on days when shareholders cannot purchase or redeem Portfolio shares.

All short-term debt securities held by the Money Market Portfolio are valued at amortized cost. The amortized cost valuation method is widely used by mutual funds. It means that the security is valued initially at its purchase price and then decreases in value by equal amounts each day until the security matures. It almost always results in a value that is extremely close to the actual market value. The Fund's Board of Trustees has established procedures to monitor whether any material deviation between valuation and market value occurs and if so, will promptly consider what action, if any, should be taken to prevent unfair results to Contract owners.

For each Portfolio other than the Money Market Portfolio, short-term debt securities, including bonds, notes, debentures and other debt securities, and money market instruments such as certificates of deposit, commercial paper, bankers' acceptances and obligations of domestic and foreign banks, with remaining maturities of more than 60 days, for which market quotations are readily available, are valued by an independent pricing agent or principal market maker (if available, otherwise a primary market dealer).

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Short-term debt securities with remaining maturities of 60 days or less are valued at cost with interest accrued or discount amortized to the date of maturity, unless such valuation, in the judgment of PI or a Subadviser, does not represent fair value.

Convertible debt securities that are traded in the over-the-counter market, including listed convertible debt securities for which the primary market is believed by PI or a Subadviser to be over-the-counter, are valued at the mean between the last bid and asked prices provided by a principal market maker (if available, otherwise a primary market dealer).

Other debt securities — those that are not valued on an amortized cost basis — are valued using an independent pricing service.

Options on stock and stock indexes that are traded on a national securities exchange are valued at the last sale price on such exchange on the day of valuation or, if there was no such sale on such day, at the mean between the most recently quoted bid and asked prices on such exchange.

Futures contracts and options on futures contracts are valued at the last sale price at the close of the commodities exchange or board of trade on which they are traded. If there has been no sale that day, the securities will be valued at the mean between the most recently quoted bid and asked prices on that exchange or board of trade.

Forward currency exchange contracts are valued at the cost of covering or offsetting such contracts calculated on the day of valuation. Securities which are valued in accordance herewith in a currency other than U.S. dollars shall be converted to U.S. dollar equivalents at a rate obtained from a recognized bank, dealer or independent service on the day of valuation.

Over-the-counter (OTC) options are valued at the mean between bid and asked prices provided by a dealer (which may be the counterparty). A Subadviser will monitor the market prices of the securities underlying the OTC options with a view to determining the necessity of obtaining additional bid and ask quotations from other dealers to assess the validity of the prices received from the primary pricing dealer.

Valuation of Private Real Estate-Related Investments. Private real estate-related investments owned by the Global Real Estate Portfolio will be fair valued each day using a methodology set forth in Valuation Policies and Procedures adopted by the Board of the Trust that incorporate periodic independently appraised values of the properties and include an estimate each day of net operating income (which reflects operating income and operating losses) for each property. Estimates of net operating income are adjusted monthly on a going forward basis as actual net operating income is recognized monthly.

An appraisal is an estimate of market value and not a precise measure of realizable value. Generally, appraisals will consider the financial aspects of a property, market transactions and the relative yield for an asset measured against comparable real estate investments. On any day, PREI may recommend to the Board's Valuation Committee an adjustment to the value of a private real estate-related investment based on market events or issuer-specific events that have increased or decreased the realizable value of the security. For example, adjustments may be recommended by PREI for events indicating an impairment of a borrower's or lessee's ability to pay amounts due or events which affect property values of the surrounding area. Other major market events for which adjustments may be recommended by PREI include changes in interest rates, domestic or foreign government actions or pronouncements, suspended trading or closings of stock exchanges, natural disasters or terrorist attacks. There can be no assurance that the factors for which an adjustment may be recommended by PREI will immediately come to the attention of PREI.

Appraised values do not necessarily represent the price at which real estate would sell since market prices of real estate can only be determined by negotiation between a willing buyer and seller. The realizable market value of real estate depends to a great extent on economic and other conditions beyond the control of the Global Real Estate Portfolio.

Distributor

The Trust currently sells its shares only to insurance company separate accounts to fund variable annuity and variable life insurance contracts. The Trust has no principal underwriter or distributor.

61

OTHER INFORMATION

Federal Income Taxes

Each Portfolio currently intends to be treated as a partnership for federal income tax purposes. As a result, each Portfolio's income, gains, losses, deductions, and credits are "passed through" pro rata directly to the participating insurance companies and retain the same character for federal income tax purposes. Distributions may be made to the various separate accounts of the Participating Insurance Companies in the form of additional shares (not in cash).

Holders of variable annuity contracts or variable life insurance policies should consult the prospectuses of their respective contracts or policies for information on the federal income tax consequences to such holders. In addition, variable contract owners may wish to consult with their own tax advisors as to the tax consequences of investments in the Fund, including the application of state and local taxes.

Monitoring for Possible Conflicts

The Fund sells its shares to fund variable life insurance contracts and variable annuity contracts and is authorized to offer its shares to qualified retirement plans. Because of differences in tax treatment and other considerations, it is possible that the interest of variable life insurance contract owners, variable annuity contract owners and participants in qualified retirement plans could conflict. The Fund will monitor the situation and in the event that a material conflict did develop, the Fund would determine what action, if any, to take in response.

Disclosure of Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of each Portfolio's portfolio securities is included in the Fund's SAI and on the Fund's website.

Legal Proceedings

On April 17, 2009, AST, one of the Investment Managers of the Fund, settled separate administrative proceedings brought by the SEC and the New York Attorney General's Office ("NYAG") regarding market timing activities of AST related to certain variable annuities and the Fund. The settlements relate to conduct that generally occurred between January 1998 and September 2003. Prudential Financial, Inc. ("Prudential Financial") acquired AST, formerly named American Skandia Investment Services, Inc., from Skandia Insurance Company Ltd. (publ) in May 2003. Subsequent to the acquisition, Prudential Financial implemented controls, procedures and measures designed to protect customers from the types of activities involved in these settlements. Under the terms of the settlements, AST is paying a total of $34 million in disgorgement and an additional $34 million as a civil money penalty, and AST has undertaken that by the end of 2009 it will undergo a compliance review by an independent third party, who shall issue a report of its findings and recommendations to AST's Board of Directors, the Audit Committee of the Fund and the Staff of the SEC. PI, the other Investment Manager of the Fund, is not involved in the settlements.

62

Payments to Affiliates

PI and AST and its affiliates, including a subadviser or thedistributor of thePortfolios maycompensateaffiliates of PI and AST, including the insurance companies issuing variable annuity or variable life contractsby providing reimbursement, defraying the costs of, or paying directly for, among other things, marketing and/or administrative services and/or other services they provide in connection with the variable annuity and/or variable life contracts which offer the Portfolios as investment options. These services may include, but are not limited to: sponsoring or co-sponsoring various promotional, educational or marketing meetings and seminars attended by distributors, wholesalers, and/or broker dealer firms' registered representatives, and creating marketing material discussing the contracts, available options, andthe Portfolios.

The amounts paid depend on the nature of the meetings, the number of meetings attended byPI or AST, the subadviser, or distributor, the number of participants and attendees at the meetings, the costs expected to be incurred, and the level ofPI's, AST's, subadviser's or distributor's participation. These payments or reimbursements may not be offered by all advisers, subadvisers, or distributor and the amounts of such payments may vary between and among each adviser, subadviser and distributor depending on their respective participation.

With respect to variable annuity contracts, the amounts paid under these arrangements to Prudential-affiliated insurers are set forth in the prospectuses for the variable annuitycontracts which offer the Portfolios as investment options.

63

FINANCIAL HIGHLIGHTS

Introduction

The financial highlights which follow will help you evaluate the financial performance of each Portfolio available under your Contract. The total return in each chart represents the rate that a shareholder earned on an investment in that share class of the Portfolio, assuming reinvestment of all dividends and other distributions. The charts do not reflect any charges under any variable contract. Because Contract charges are not included, the actual return that you will receive will be lower than the total return in each chart.

The financial highlights for the periods in the five years ended December 31 were part of the financial statements audited by KPMG LLP, the Fund's independent registered public accounting firm, whose reports on these financial statements were unqualified.

64

	AST Federated Aggressive Growth Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$11.55	$11.49	$10.46	$10.41	$8.61

Income (Loss) From Investment Operations:
Net investment income (loss)	0.01	(0.01)	(0.05)	(0.04)	(0.07)
Net realized and unrealized gain on investments	(4.40)	1.28	1.39	0.90	2.03

Total from investment operations	(4.39)	1.27	1.34	0.86	1.96

Less Dividends and Distributions:
Distributions from net realized gains	—	—	—	(0.81)	(0.16)
Distributions	(1.88)	(1.21)	(0.31)	—	—

Total dividends and distributions	(1.88)	(1.21)	(0.31)	(0.81)	(0.16)

Net Asset Value, end of year	$5.28	$11.55	$11.49	$10.46	$10.41

Total Return(a)	(44.04)%	11.12%	12.91%	9.44%	23.07%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$213.5	$743.6	$643.9	$554.0	$347.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.14%	1.06%	1.09%	1.12%	1.19	%(c)
Net investment income (loss)	0.12%	(0.07)%	(0.43)%	(0.66)%	(0.88)%
Portfolio turnover rate	109%	115%	58%	39%	81%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Small-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$14.11	$17.13	$15.04	$18.28	$15.70

Income (Loss) From Investment Operations:
Net investment income	0.19	0.16	0.15	0.09	0.02
Net realized and unrealized gain (loss) on investments	(3.87)	(1.15)	2.79	0.71	2.56

Total from investment operations	(3.68)	(0.99)	2.94	0.80	2.58

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.01)	—	(d)
Distributions from net realized gains	—	—	—	(4.03)	—
Distributions	(1.76)	(2.03)	(0.85)	—	—

Total dividends and distributions	(1.76)	(2.03)	(0.85)	(4.04)	—	(d)

Net Asset Value, end of year	$8.67	$14.11	$17.13	$15.04	$18.28

Total Return(a)	(29.72)%	(5.61)%	20.04%	6.64%	16.44%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$455.6	$952.6	$1,126.8	$1,067.8	$922.1
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.06%	1.00%	1.03%	1.07%	1.08	%(c)
Net investment income	1.20%	0.88%	0.89%	0.64%	0.15%
Portfolio turnover rate	76%	57%	70%	59%	124%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Less than $0.005 per share.

	AST Goldman Sachs Mid-Cap Growth Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$5.86	$4.91	$4.62	$4.41	$3.79

Income (Loss) From Investment Operations:
Net investment loss	(0.04)	(0.03)	(0.03)	(0.02)	(0.02)
Net realized and unrealized gain (loss) on investments	(1.94)	0.98	0.32	0.23	0.64

Total from investment operations	(1.98)	0.95	0.29	0.21	0.62

Less Distributions:	(0.99)	—	—	—	—

Net Asset Value, end of year	$2.89	$5.86	$4.91	$4.62	$4.441

Total Return(a)	(40.79)%	19.35%	6.28%	4.76%	16.36%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$107.7	$324.1	$316.3	$394.8	$276.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waivers	1.16%	1.12%	1.12%	1.12%	1.20	%(c)
Expenses Before Advisory Fee Waivers	1.16%	1.12%	1.15%	1.18%	1.32	%(c)
Net investment loss	(0.15)%	(0.38)%	(0.54)%	(0.62)%	(0.48)%
Portfolio turnover rate	96%	81%	67%	71%	54%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST Mid-Cap Value Portfolio

	Year Ended December 31,

	2008	2007	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.06	$12.10	$12.63	$12.03	$10.46

Income (Loss) From Investment Operations:
Net investment income	0.16	0.09	0.07	0.07	0.04
Net realized and unrealized gain (loss) on investments	(4.55)	0.24	1.59	0.58	1.56

Total from investment operations	(4.39)	0.33	1.66	0.65	1.60

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.05)	(0.03)
Distributions	(0.55)	(0.37)	(2.19)	—	—

Total dividends and distributions	(0.55)	(0.37)	(2.19)	(0.05)	(0.03)

Net Asset Value, end of year	$7.12	$12.06	$12.10	$12.63	$12.03

Total Return(a)	(38.12)%	2.75%	14.24%	5.43%	15.32%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$131.3	$219.4	$151.5	$161.2	$195.4
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.12%	1.09%	1.16%	1.17%	1.21	%(c)
Net investment income	1.64%	0.90%	0.52%	0.45%	0.40%
Portfolio turnover rate	60%	27%	26%	109%	27%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

	AST QMA US Equity Alpha Portfolio

	Year Ended December 31,

	2008(d)		2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$13.70		$13.63	$12.23	$11.97	$10.98

Income (Loss) From Investment Operations:
Net investment income	0.15		0.19	0.18	0.12	0.15
Net realized and unrealized gain (loss) on investments	(5.36)		00.9	1.35	0.29	0.94

Total from investment operations	(5.21)		0.28	1.53	0.41	1.09

Less Dividends and Distributions:
Dividends from net investment income	—		—	—	(0.15)	(0.10)
Distributions	(0.26)		(0.21)	(0.13)	—	—

Total dividends and distributions	(0.26)		(0.21)	(0.13)	(0.15)	(0.10)

Net Asset Value, end of year	$8.23		$13.70	$13.63	$12.23	$11.97

Total Return(a)	(38.72)%		2.08%	12.60%	3.54%	9.98%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$198.2		$370.7	$458.2	$512.6	$561.7
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.41	%(e)	0.72%	0.74%	0.77%	0.81	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.41	%(e)	0.72%	0.74%	0.77%	0.81	%(c)
Net investment income	1.37%		1.33%	1.24%	1.00%	1.27%
Portfolio turnover rate	189%		29%	32%	25%	41%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.
(e)	The expense ratio includes dividend expense of 0.38%.

	AST AllianceBernstein Growth & Income Portfolio

	Year Ended December 31,

	2008(d)	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$23.62	$23.50	$20.21	$19.52	$17.71

Income (Loss) From Investment Operations:
Net investment income	0.27	0.31	0.27	0.19	0.24
Net realized and unrealized gain (loss) on investments	(9.11)	0.86	3.22	0.73	1.70

Total from investment operations	(8.84)	1.17	3.49	0.92	1.94

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.23)	(0.13)
Distributions	(2.34)	(1.05)	(0.20)	—	—

Total dividends and distributions	(2.34)	(1.05)	(0.20)	(0.23)	(0.13)

Net Asset Value, end of year	$12.44	$23.62	$23.50	$20.21	$19.52

Total Return(a)	(40.69)%	4.99%	17.27%	4.77%	11.01%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$1,092.3	$3,480.3	$3,005.9	$2,802.7	$2,152.2
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.84%	0.85%	0.90	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.85%	0.83%	0.86%	0.88%	0.93	%(c)
Net investment income	1.44%	1.28%	1.22%	1.09%	1.36%
Portfolio turnover rate	188%	82%	63%	70%	50%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Cohen & Steers Realty Portfolio

	Year Ended December 31,

	2008	2007(d)	2006	2005	2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$12.12	$20.86	$17.78	$17.17	$12.91

Income (Loss) From Investment Operations:
Net investment income	0.17	0.49	0.48	0.59	0.41
Net realized and unrealized gain (loss) on investments	(1.83)	(4.61)	5.54	1.58	4.36

Total from investment operations	(1.66)	(4.12)	6.02	2.17	4.77

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	(0.26)	(0.32)
Distributions from net realized gains	—	—	—	(1.30)	(0.19)
Distributions	(6.69)	(4.62)	(2.94)	—	—

Total dividends and distributions	(6.69)	(4.62)	(2.94)	(1.56)	(0.51)

Net Asset Value, end of year	$3.77	$12.12	$20.86	$17.78	$17.17

Total Return(a)	(35.05)%	(19.90)%	36.73%	14.82%	37.95%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$223.8	$271.6	$563.0	$410.3	$423.5
Ratios to average net assets(b):
Expenses After Advisory Fee Waiver and Expense Reimbursement	1.06%	1.12%	1.13%	1.09%	1.12	%(c)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	1.16%	1.12%	1.13%	1.18%	1.23	%(c)
Net investment income	2.62%	2.46%	2.73%	3.27%	3.49%
Portfolio turnover rate	142%	54%	36%	32%	32%

(a)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)	Does not include expenses of the underlying portfolio in which the Portfolio invests.
(c)

Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(d)	Calculated based on average shares outstanding during the year.

	AST Money Market Portfolio

	Year Ended December 31,

	2008	2007	2006	2005		2004

Per Share Operating Performance:
Net Asset Value, beginning of year	$1.00	$1.00	$1.00	$1.00		$1.00

Net Investment Income	0.02	0.05	0.04	—	(c)	0.01

Less Dividends and Distributions:
Dividends from net investment income	—	—	—	—	(c)	(0.01)
Distributions from net realized gains	—	—	—	—	(c)	—
Distributions	(0.02)	(0.05)	(0.04)	—		—

Total dividends and distributions	(0.02)	(0.05)	(0.04)	—	(c)	(0.01)

Net Asset Value, end of year	$1.00	$1.00	$1.00	$1.00		$1.00

Total Return(a)	2.51%	4.90%	4.57%	2.73%		0.84%
Ratios/Supplemental Data:
Net assets, end of year (in millions)	$2,906.4	$1,969.2	$1,692.1	$1,639.6		$1,359.2
Ratios to average net assets:
Expenses After Advisory Fee Waiver and Expense Reimbursement	0.56%	0.56%	0.57%	0.58%		0.58	%(b)
Expenses Before Advisory Fee Waiver and Expense Reimbursement	0.59%	0.59%	0.61%	0.63%		0.63	%(b)
Net investment income	2.44%	4.79%	4.53%	2.69%		0.81%

(a)
Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions and does not reflect the effect of insurance contract charges. Total return does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Performance figures may reflect voluntary fee waivers and/or expense reimbursements. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would be lower. Past performance is no guarantee of future results. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(b)
Includes commissions received by American Skandia Marketing, Inc. under the Portfolio’s Distribution Plan. The Distribution Plan was terminated by the Board of Trustees of the Trust effective November 18, 2004.

(c)	Less than $0.005 per share.

APPENDIX IV

Description of Certain Debt Securities Ratings

STANDARD & POOR'S RATINGS SERVICES (S&P)

Long-Term Issue Credit Ratings

AAA: An obligation rated AAA has the highest rating assigned by S&P. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA: An obligation rated AA differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A: An obligation rated A is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB: An obligation rated BBB exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB: An obligation rated BB is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B: An obligation rated B is more vulnerable to nonpayment than obligations rated BB, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC: An obligation rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC: An obligation rated CC is currently highly vulnerable to nonpayment.

C: The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

Plus (+) or Minus (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories

Commercial Paper Ratings

A-1: This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Notes Ratings

An S&P notes rating reflects the liquidity factors and market risks unique to notes. Notes due in three years or less will likely receive a notes rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment.

  Amortization schedule-the longer the final maturity relative to other maturities the more likely it will be treated as a note.

  Source of payment-the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1: Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2: Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

MOODY'S INVESTORS SERVICE, INC. (MOODY'S)

Debt Ratings

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa: Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Moody's applies numerical modifiers 1, 2, and 3 in each generic rating category from Aa to Caa. The modifier 1 indicates that the issuer is in the higher end of its letter rating category; the modifier 2 indicates a mid-range ranking; the modifier 3 indicates that the issuer is in the lower end of the letter ranking category.

Short-Term Ratings

Moody's short-term debt ratings are opinions of the ability of issuers to honor senior financial obligations and contracts. Such obligations generally have an original maturity not exceeding one year, unless explicitly noted.

PRIME-1: Issuers rated Prime-1 (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

  Leading market positions in well-established industries.

  High rates of return on Portfolios employed.

  Conservative capitalization structure with moderate reliance on debt and ample asset protection.

  Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

  Well-established access to a range of financial markets and assured sources of alternate liquidity.

PRIME-2: Issuers rated Prime-2 (or supporting institutions) have a strong ability for repayment of senior short-term debt obligations. This normally will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage

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ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

MIG 1: This designation denotes best quality. There is strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

MIG 2: This designation denotes high quality. Margins of protection are ample although not so large as in the proceeding group.

FITCH, INC.

International Long-Term Credit Ratings

AAA: Highest Credit Quality. AAA ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA: Very High Credit Quality. AA ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A: High Credit Quality. A ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB: Good Credit Quality. BBB ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB: Speculative. BB ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B: Highly Speculative. B ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C: High Default Risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A CC rating indicates that default of some kind appears probable. C ratings signal imminent default.

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Underlying Trust Portfolio Weights for Core Investment Categories

"Core" Investment Category	Underlying Trust Portfolio	Estimated Weight Within "Core" Investment Category
Domestic Large & Mid-Cap Value	AST Large-Cap Value	48.35%
	AST AllianceBernstein Growth & Income	48.35%
	AST Mid-Cap Value	3.30%
Domestic Large & Mid-Cap Growth	AST Marsico Capital Growth	58.03%
	AST T. Rowe Price Large-Cap Growth	38.69%
	AST Neuberger Berman Mid-Cap Growth	3.28%
Domestic Small-Cap Value	AST Small-Cap Value	100.00%

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Domestic Small-Cap Growth	AST Federated Aggressive Growth	100.00%
International Large-Cap Value	AST International Value	100.00%
International Large-Cap Growth	AST International Growth	100.00%
Domestic Fixed-Income Securities
Domestic Fixed-Income*	AST PIMCO Total Return Bond	100.00%
Cash/Money Market Instruments	AST Money Market	100.00%